MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
September 30, 2002
(in thousands)

	MeriStar
	Hospitality	Non-Guarantor	MeriStar	AGH Upreit,	MeriStar Sub 5N,
	OP, L.P.	Subsidiaries	Sub 7C, LLC	LLC	LLC

Assets
Investment in hotel properties	15,499	1,548,868	—	—	4,105
Accumulated depreciation	(7,564)	(223,232)	—	—	(507)

	7,935	1,325,636	—	—	3,598
Cash and cash equivalents	5,840	—	—	—	—
Accounts receivable, net	9,862	1,240	—	—	—
Prepaid expenses and other	8,254	87	—	—	—
Income tax receivable	344	—	—	—	—
Note receivable	162,778	—	—	—	—
Due from subsidiaries	(532,991)	153,280	—	7	3,440
Investments in affiliates	2,679,345	8,200	32	3,056	—
Restricted cash	11,237	5,090	—	—	—
Intangible assets, net	17,940	209	—	—	—

	2,370,544	1,493,742	32	3,063	7,038

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	13,976	11,943	—	—	49
Accrued interest	37,294	3,680	—	—	—
Due to Interstate Hotels & Resorts	5,055	—	—	—	—
Dividends and Distributions payable	446	—	—	—	—
Deferred income taxes	6,823	—	—	—	—
Interest rate swaps	6,802	—	—	—	—
Notes payable to MeriStar Hospitality	357,408	—	—	—	—
Long-term debt	959,780	353,901	—	—	—

Total liabilities	1,387,584	369,524	—	—	49

Minority interests	2,629	—	—	—	—
Redeemable OP units at redemption value	45,996	—	—	—	—
Partners’ capital	934,335	1,124,218	32	3,063	6,989

	2,370,544	1,493,742	32	3,063	7,038

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar	MeriStar Sub	MeriStar Sub
	8A, LLC	8F, L.P.	8G, LLC	6H, L.P.	8B, LLC

Assets
Investment in hotel properties	—	11,453	—	13,629	81,788
Accumulated depreciation	—	(1,820)	—	(1,768)	(9,279)

	—	9,633	—	11,861	72,509
Cash and cash equivalents	—	—	—	—	—
Accounts receivable, net	(17)	(28)	—	—	—
Prepaid expenses and other	—	2	—	—	—
Income tax receivable	—	—	—	—	—
Note receivable	—	—	—	—	—
Due from subsidiaries	4,878	4,980	9	5,546	25,165
Investments in affiliates	—	—	72	—	—
Restricted cash	—	115	—	—	—
Intangible assets, net	—	—	—	—	37

	4,861	14,702	81	17,407	97,711

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	(36)	168	—	234	2,640
Accrued interest	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—
Dividends and Distributions payable	—	—	—	—	—
Deferred income taxes	(96)	—	—	—	—
Interest rate swaps	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—
Long-term debt	—	—	—	—	—

Total liabilities	(132)	168	—	234	2,640

Minority interests	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—
Partners’ capital	4,993	14,534	81	17,173	95,071

	4,861	14,702	81	17,407	97,711

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	1C, L.P.	8E, LLC	7F, LLC	5L, LLC	3C, LLC

Assets
Investment in hotel properties	25,226	15,262	12,019	11,477	17,345
Accumulated depreciation	(4,631)	(2,292)	(2,337)	(469)	(2,823)

	20,595	12,970	9,682	11,008	14,522
Cash and cash equivalents	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—
Prepaid expenses and other	8	—	—	—	—
Income tax receivable	—	—	—	—	—
Note receivable	—	—	—	—	—
Due from subsidiaries	(3,092)	5,245	4,264	3,669	3,812
Investments in affiliates	—	—	—	—	—
Restricted cash	—	—	—	—	—
Intangible assets, net	—	3	—	—	51

	17,511	18,218	13,946	14,677	18,385

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	125	(57)	192	76	330
Accrued interest	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—
Dividends and distributions payable	—	—	—	—	—
Deferred income taxes	—	—	—	—	—
Interest rate swaps	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—
Long-term debt	—	—	—	—	—

Total liabilities	125	(57)	192	76	330

Minority interests	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—
Partners’ capital	17,386	18,275	13,754	14,601	18,055

	17,511	18,218	13,946	14,677	18,385

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	5R, LLC	8A, LLC	6D, LLC	6E, LLC

Assets
Investment in hotel properties	—	—	17,429	44,308
Accumulated depreciation	—	—	(2,213)	(7,914)

	—	—	15,216	36,394
Cash and cash equivalents	—	—	—	—
Accounts receivable, net	—	—	125	—
Prepaid expenses and other	—	—	—	—
Income tax receivable	—	—	—	—
Note receivable	—	—	—	—
Due from subsidiaries	(43)	—	6,355	17,164
Investments in affiliates	43	—	—	—
Restricted cash	—	—	—	—
Intangible assets, net	—	—	—	—

	—	—	21,696	53,558

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	—	—	(29)	(130)
Accrued interest	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—
Dividends and distributions payable	—	—	—	—
Deferred income taxes	—	—	—	—
Interest rate swaps	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—
Long-term debt	—	—	—	—

Total liabilities	—	—	(29)	(130)

Minority interests	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—
Partners’ capital	—	—	21,725	53,688

	—	—	21,696	53,558

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	4E, L.P.	1B, LLC	5F, L.P.	6G, LLC	8C, LLC

Assets
Investment in hotel properties	24,686	18,374	31,397	22,344	36,788
Accumulated depreciation	(3,757)	(3,389)	(4,155)	(3,955)	(4,953)

	20,929	14,985	27,242	18,389	31,835
Cash and cash equivalents	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—
Prepaid expenses and other	—	—	—	—	—
Income tax receivable	—	—	—	—	—
Note receivable	—	—	—	—	—
Due from subsidiaries	2,455	12,598	10,395	4,754	4,125
Investments in affiliates	—	—	—	—	—
Restricted cash	—	—	—	—	—
Intangible assets, net	4	—	5	—	1

	23,388	27,583	37,642	23,143	35,961

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	308	72	342	48	(222)
Accrued interest	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—
Dividends and distributions payable	—	—	—	—	—
Deferred income taxes	—	—	—	—	—
Interest rate swaps	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—
Long-term debt	—	48	—	—	—

Total liabilities	308	120	342	48	(222)

Minority interests	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—
Partners’ capital	23,080	27,463	37,300	23,095	36,183

	23,388	27,583	37,642	23,143	35,961

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	4C, L.P.	4H, L.P.	7E, LLC	3D, LLC	1A, LLC

Assets
Investment in hotel properties	—	12,445	17,904	22,505	11,290
Accumulated depreciation	—	(2,117)	(2,551)	(6,065)	(2,368)

	—	10,328	15,353	16,440	8,922
Cash and cash equivalents	—	—	—	—	—
Accounts receivable, net	1	—	—	—	—
Prepaid expenses and other	—	3	—	—	—
Income tax receivable	—	—	—	—	—
Note receivable	—	—	—	—	—
Due from subsidiaries	11,504	(847)	5,567	7,197	5,953
Investments in affiliates	—	—	—	—	—
Restricted cash	—	—	—	—	—
Intangible assets, net	—	—	4	—	—

	11,505	9,484	20,924	23,637	14,875

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	130	126	44	169	129
Accrued interest	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—
Dividends and distributions payable	—	—	—	—	—
Deferred income taxes	(32)	—	—	—	—
Interest rate swaps	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—
Long-term debt	—	—	—	—	—

Total liabilities	98	126	44	169	129

Minority interests	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—
Partners’ capital	11,407	9,358	20,880	23,468	14,746

	11,505	9,484	20,924	23,637	14,875

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub 7A	MeriStar Sub	MeriStar Sub	MeriStar Sub
	5E, LLC	Joint Venture	6K, LLC	2B, LLC	3A, LLC

Assets
Investment in hotel properties	52,864	13,110	22,840	9,578	7,007
Accumulated depreciation	(7,668)	(1,657)	(4,114)	(1,875)	(1,484)

	45,196	11,453	18,726	7,703	5,523
Cash and cash equivalents	—	—	—	—	—
Accounts receivable, net	—	—	—	(12)	—
Prepaid expenses and other	—	—	—	—	—
Income tax receivable	—	—	—	—	—
Note receivable	—	—	—	—	—
Due from subsidiaries	13,307	4,131	16,118	(707)	1,383
Investments in affiliates	—	—	—	—	—
Restricted cash	—	—	—	—	—
Intangible assets, net	3	—	—	1	—

	58,506	15,584	34,844	6,985	6,906

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	458	163	158	29	131
Accrued interest	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—
Dividends and distributions payable	—	—	—	—	—
Deferred income taxes	—	—	—	—	—
Interest rate swaps	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—
Long-term debt	—	—	—	4,871	—

Total liabilities	458	163	158	4,900	131

Minority interests	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—
Partners’ capital	58,048	15,421	34,686	2,084	6,775

	58,506	15,584	34,844	6,985	6,906

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MDV Limited
	4A, LLC	4D, LLC	2A, LLC	6L, LLC	Partnership

Assets
Investment in hotel properties	8,883	8,937	8,262	29,630	3,829
Accumulated depreciation	(1,112)	(1,408)	(1,380)	(3,132)	(512)

	7,771	7,529	6,882	26,498	3,317
Cash and cash equivalents	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—
Prepaid expenses and other	—	—	—	—	—
Income tax receivable	—	—	—	—	—
Note receivable	—	—	—	—	—
Due from subsidiaries	3,851	131	(829)	4,591	2,085
Investments in affiliates	—	—	—	—	—
Restricted cash	—	—	—	—	—
Intangible assets, net	—	22	22	—	9

	11,622	7,682	6,075	31,089	5,411

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	280	177	19	(1)	77
Accrued interest	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—
Dividends and distributions payable	—	—	—	—	—
Deferred income taxes	—	—	—	—	—
Interest rate swaps	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—
Long-term debt	—	—	7,946	—	—

Total liabilities	280	177	7,965	(1)	77

Minority interests	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—
Partners’ capital	11,342	7,505	(1,890)	31,090	5,334

	11,622	7,682	6,075	31,089	5,411

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	5C, LLC	6J, LLC	1D, L.P.	7B, L.P.	7D, LLC

Assets
Investment in hotel properties	14,043	19,397	68,462	25,434	52,169
Accumulated depreciation	(2,662)	(3,046)	(9,195)	(2,971)	(7,728)

	11,381	16,351	59,267	22,463	44,441
Cash and cash equivalents	—	—	—	—	—
Accounts receivable, net	—	81	—	—	872
Prepaid expenses and other	31	—	—	—	—
Income tax receivable	—	—	—	—	—
Note receivable	—	—	—	—	—
Due from subsidiaries	272	5,417	15,847	(3,809)	21,548
Investments in affiliates	—	—	—	—	—
Restricted cash	—	—	—	—	—
Intangible assets, net	—	48	22	—	330

	11,684	21,897	75,136	18,654	67,191

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	869	(165)	147	1,210	5,159
Accrued interest	—	—	103	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	(200)
Dividends and distributions payable	—	—	—	—	—
Deferred income taxes	—	—	—	—	—
Interest rate swaps	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—
Long-term debt	—	—	—	—	—

Total liabilities	869	(165)	250	1,210	4,959

Minority interests	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—
Partners’ capital	10,815	22,062	74,886	17,444	62,232

	11,684	21,897	75,136	18,654	67,191

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	7G, LLC	6B, LLC	4I, L.P.	5D, LLC	5H, LLC

Assets
Investment in hotel properties	16,575	10,625	12,664	41,911	53,327
Accumulated depreciation	(3,926)	(1,628)	(4,019)	(6,282)	(7,492)

	12,649	8,997	8,645	35,630	45,835
Cash and cash equivalents	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—
Prepaid expenses and other	—	—	—	—	—
Income tax receivable	—	—	—	—	—
Note receivable	—	—	—	—	—
Due from subsidiaries	14	2,177	916	(6,928)	8,633
Investments in affiliates	—	—	—	51,368	—
Restricted cash	—	—	—	—	—
Intangible assets, net	7	5	—	19	—

	12,670	11,179	9,561	80,088	54,468

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	(25)	(150)	332	365	401
Accrued interest	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—
Dividends and distributions payable	—	—	—	—	—
Deferred income taxes	—	—	—	—	—
Interest rate swaps	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—
Long-term debt	—	—	—	24,000	—

Total liabilities	(25)	(150)	332	24,365	401

Minority interests	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—
Partners’ capital	12,695	11,329	9,229	55,723	54,067

	12,670	11,179	9,561	80,088	54,468

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
September 30, 2002
(in thousands)

	MeriStar Sub	AGH PSSI,	MeriStar Sub	MeriStar Sub	MeriStar Sub
	7H, LLC	Inc.	2D, LLC	4F, L.P.	5K, LLC

Assets
Investment in hotel properties	10,168	17,818	15,394	31,842	28,004
Accumulated depreciation	(4,404)	(2,049)	(2,309)	(4,438)	(3,619)

	5,764	15,769	13,085	27,404	24,385
Cash and cash equivalents	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—
Prepaid expenses and other	—	—	—	—	—
Income tax receivable	—	—	—	—	—
Note receivable	—	—	—	—	—
Due from subsidiaries	5,752	10,961	429	3,975	(960)
Investments in affiliates	—	—	—	—	—
Restricted cash	—	—	—	—	—
Intangible assets, net	—	—	1	18	—

	11,516	26,730	13,515	31,397	23,425

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	497	340	(3)	303	4,445
Accrued interest	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—
Dividends and distributions payable	—	—	—	—	—
Deferred income taxes	—	—	—	—	—
Interest rate swaps	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—
Long-term debt	13	—	9,207	—	—

Total liabilities	511	340	9,204	303	4,445

Minority interests	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—
Partners’ capital	11,006	26,390	4,311	31,094	18,980

	11,516	26,730	13,515	31,397	23,425

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	5M, LLC	1E, L.P.	5O, LLC	6M Company	4B, L.P.

Assets
Investment in hotel properties	22,016	10,451	8,726	32,927	17,069
Accumulated depreciation	(1,768)	(1,573)	(861)	(4,480)	(5,015)

	20,248	8,878	7,865	28,447	12,054
Cash and cash equivalents	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—
Prepaid expenses and other	—	—	—	—	—
Income tax receivable	—	—	—	—	—
Note receivable	—	—	—	—	—
Due from subsidiaries	6,566	7,081	2,439	15,004	(4,592)
Investments in affiliates	—	—	—	—	—
Restricted cash	—	—	—	—	—
Intangible assets, net	—	—	—	27	—

	26,814	15,959	10,304	43,478	7,462

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	157	34	54	(192)	353
Accrued interest	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—
Dividends and distributions payable	—	—	—	—	—
Deferred income taxes	—	—	—	—	—
Interest rate swaps	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—
Long-term debt	—	—	—	—	—

Total liabilities	157	34	54	(192)	353

Minority interests	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—
Partners’ capital	26,657	15,925	10,250	43,670	7,109

	26,814	15,959	10,304	43,478	7,462

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	6C, LLC	2C, LLC	4G, L.P.	3B, LLC	5G, L.P.

Assets
Investment in hotel properties	20,816	28,463	25,589	25,063	162,965
Accumulated depreciation	(3,400)	(5,109)	(3,786)	(3,662)	(22,654)

	17,416	23,354	21,803	21,401	140,311
Cash and cash equivalents	—	—	—	—	—
Accounts receivable, net	—	0	—	—	—
Prepaid expenses and other	—	—	—	—	—
Income tax receivable	—	—	—	—	—
Note receivable	—	—	—	—	—
Due from subsidiaries	9,476	4,877	7,001	2,153	35,144
Investments in affiliates	—	—	—	—	—
Restricted cash	—	—	—	—	—
Intangible assets, net	—	1	14	0	5

	26,892	28,232	28,818	23,553	175,459

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	(194)	124	402	249	1,599
Accrued interest	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—
Dividends and distributions payable	—	—	—	—	—
Deferred income taxes	—	—	—	—	—
Interest rate swaps	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—
Long-term debt	—	16,080	—	—	—

Total liabilities	(194)	16,204	402	249	1,599

Minority interests	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—
Partners’ capital	27,088	12,027	28,416	23,304	173,860

	26,893	28,232	28,818	23,553	175,459

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar	MeriStar	MeriStar Sub	MeriStar Sub
	5P, LLC	Sub 5J, LLC	Sub 5Q, LLC	5A, LLC	8D, LLC

Assets
Investment in hotel properties	39	106,690	16,450	34,911	30,604
Accumulated depreciation	(17)	(12,463)	(1,576)	(9,016)	(4,764)

	22	94,227	14,874	25,895	25,840
Cash and cash equivalents	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—
Prepaid expenses and other	—	—	—	—	—
Income tax receivable	—	—	—	—	—
Note receivable	—	—	—	—	—
Due from subsidiaries	1,857	17,625	3,160	5,169	6,545
Investments in affiliates	—	—	—	4,627	—
Restricted cash	—	—	—	—	—
Intangible assets, net	—	—	—	—	—

	1,879	111,852	18,034	35,691	32,385

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	27	839	(64)	428	(112)
Accrued interest	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—
Dividends and distributions payable	—	—	—	—	—
Deferred income taxes	—	—	—	—	—
Interest rate swaps	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—
Long-term debt	—	—	—	23,609	—

Total liabilities	27	839	(64)	24,037	(112)

Minority interests	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—
Partners’ capital	1,852	111,013	18,098	11,654	32,497

	1,879	111,852	18,034	35,691	32,385

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Hotel		Total
	4J, LLC	Lessee, Inc.	Eliminations	Consolidated

Assets
Investment in hotel properties	38,101	1,745	—	3,181,539
Accumulated depreciation	(5,537)	(1,675)	—	(477,625)

	32,564	70	—	2,703,914
Cash and cash equivalents	—	18,888	—	24,728
Accounts receivable, net	(19)	40,686	—	52,791
Prepaid expenses and other	—	14,972	—	23,357
Income tax receivable	—	(25)	—	319
Note receivable	—	—	(106,709)	56,069
Due from subsidiaries	4,991	1,810	—	—
Investments in affiliates	—	1,629	(2,706,658)	41,714
Restricted cash	—	1	—	16,443
Intangible assets, net	16	1	—	18,825

	37,552	78,032	(2,813,367)	2,938,160

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	258	68,193	—	117,998
Accrued interest	—	67	—	41,144
Due to Interstate Hotels & Resorts	—	5,099		9,954
Dividends and Distributions payable	—	3	—	449
Deferred income taxes	—	(337)	—	6,358
Interest rate swaps	—	—	—	6,802
Notes payable to MeriStar Hospitality	—	—	—	357,408
Long-term debt	—	19,500	(106,709)	1,312,246

Total liabilities	258	92,525	(106,709)	1,852,359

Minority interests	—	—	—	2,629
Redeemable OP units at redemption value	—	—	—	45,996
Partners’ capital	37,294	(14,493)	(2,706,658)	1,037,176

	37,552	78,032	(2,813,367)	29,538,160

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2002
(in thousands)

	MeriStar
	Hospitality	Non-Guarantor	MeriStar Sub	AGH Upreit,	MeriStar Sub	MeriStar Sub
	OP, L.P.	Subsidiaries	7C, LLC	LLC	5N, LLC	8A, LLC

Participating lease revenue	—	34,942	—	—	153	—
Hotel operations:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental and other revenues	2,073	1,570	—	—	—	—

Total revenue	2,073	36,512	—	—	153	—

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	427	—	—	—	—
Undistributed operating expenses:
Administrative and general	2,247	83	—	—	—	—
Property operating costs	—	2	—	—	—	—
Property taxes, insurance and other	(2,378)	5,815	—	—	25	—
Depreciation and amortization	2,506	13,460	—	—	33	—
Expense for non-hedging derivatives	1,132	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—

Total operating expenses	3,507	19,787	—	—	58	—

Net operating income	(1,434)	16,725	—	—	95	—
Interest expense, net	26,249	6,411	—	—	(2)	—
Equity in income from consolidated entities	3,669	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	(31,352)	10,314	—	—	97	—
Minority interests	(18)	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	(31,334)	10,314	—	—	97	—
Income tax benefit	(595)	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	(30,739)	10,314	—	—	97	—
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	126	—	—	—	(4,710)
Income tax benefit	—	—	—	—	—	96

Income (loss) on discontinued operations	—	126	—	—	—	(4,614)
Loss on sale of assets, net of tax effect	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—

Net income (loss)	(30,739)	10,440	—	—	97	(4,614)

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	8F, L.P.	8G, LLC	6H, L.P.	8B, LLC	1C, L.P.	8E, LLC

Participating lease revenue	571	—	371	1,435	175	397
Hotel operations:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental and other revenues	—	—	—	—	—	5

Total revenue	571	—	371	1,435	175	402

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	—	—	—	1	3	1
Property operating costs	—	—	—	—	—	—
Property taxes, insurance and other	169	—	27	348	179	48
Depreciation and amortization	113	—	108	595	254	152
Expense for non-hedging derivatives	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—

Total operating expenses	282	—	135	944	436	201

Net operating income	289	—	236	491	(261)	201
Interest expense, net	(3)	—	(1)	(27)	(14)	(1)
Equity in income from consolidated entities	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	292	—	237	518	(247)	202
Minority interests	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	292	—	237	518	(247)	202
Income tax benefit	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	292	—	237	518	(247)	202
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—

Net income (loss)	292	—	237	518	(247)	202

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	7F, LLC	5L, LLC	3C, LLC	5R, LLC	6D, LLC	6E, LLC

Participating lease revenue	283	172	340	—	480	1,354
Hotel operations:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental and other revenues	—	—	—	—	4	—

Total revenue	283	172	340	—	484	1,354

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	1	—	—	—
Property operating costs	—	—	—	—	—	—
Property taxes, insurance and other	37	37	117	—	64	195
Depreciation and amortization	115	34	176	—	127	422
Expense for non-hedging derivatives	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—

Total operating expenses	153	72	294	—	191	617

Net operating income	130	100	46	—	293	737
Interest expense, net	(3)	(2)	(6)	—	(7)	(17)
Equity in income from consolidated entities	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	133	102	52	—	300	754
Minority interests	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	133	102	52	—	300	754
Income tax benefit	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	133	102	52	—	300	754
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—

Net income (loss)	133	102	52	—	300	754

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	4E, L.P.	1B, LLC	5F, L.P.	6G, LLC	8C, LLC	4C, L.P

Participating lease revenue	327	664	615	591	487	—
Hotel operations:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental and other revenues	5	1	—	—	—	—

Total revenue	332	665	615	591	487	—

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	—	—	1	—
Property operating costs	—	—	—	—	—	—
Property taxes, insurance and other	107	52	102	104	157	—
Depreciation and amortization	230	146	264	209	346	—
Expense for non-hedging derivatives	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—

Total operating expenses	338	199	366	313	504	—

Net operating income	(6)	466	249	278	(17)	—
Interest expense, net	(8)	(6)	(13)	(13)	(11)	—
Equity in income from consolidated entities	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	2	472	262	291	(6)	—
Minority interests	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	2	472	262	291	(6)	—
Income tax benefit	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	2	472	262	291	(6)	—
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	—	—	(1,531)
Income tax benefit	—	—	—	—	—	32

Income (loss) on discontinued operations	—	—	—	—	—	(1,499)
Loss on sale of assets, net of tax effect	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—

Net income (loss)	2	472	262	291	(6)	(1,499)

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	4H, L.P.	7E, LLC	3D, LLC	1A, LLC	5E, LLC	7A Joint Venture

Participating lease revenue	101	313	518	481	1,353	354
Hotel operations:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental and other revenues	—	1	—	—	—	—

Total revenue	101	314	518	481	1,353	354

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	1	1	1	—
Property operating costs	—	—	—	—	—	—
Property taxes, insurance and other	52	41	76	123	97	60
Depreciation and amortization	135	158	202	111	485	104
Expense for non-hedging derivatives	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—

Total operating expenses	188	200	279	235	583	164

Net operating income	(87)	114	239	246	770	190
Interest expense, net	(3)	(5)	(12)	(5)	(8)	(10)
Equity in income from consolidated entities	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	(84)	119	251	251	778	200
Minority interests	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	(84)	119	251	251	778	200
Income tax benefit	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	(84)	119	251	251	778	200
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—

Net income (loss)	(84)	119	251	251	778	200

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	6K, LLC	2B, LLC	3A, LLC	4A, L.P.	4D, LLC	2A, LLC

Participating lease revenue	1,011	152	133	248	147	163
Hotel operations:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental and other revenues	—	—	—	—	—	—

Total revenue	1,011	152	133	248	147	163

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	—	1	1	1	1	(1)
Property operating costs	—	—	—	—	—	—
Property taxes, insurance and other	106	48	31	65	45	49
Depreciation and amortization	182	102	61	—	75	80
Expense for non-hedging derivatives	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—

Total operating expenses	288	151	93	66	121	128

Net operating income	723	1	40	182	26	35
Interest expense, net	(10)	95	(15)	(11)	(13)	170
Equity in income from consolidated entities	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	733	(94)	55	193	39	(135)
Minority interests	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	733	(94)	55	193	39	(135)
Income tax benefit	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	733	(94)	55	193	39	(135)
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—

Net income (loss)	733	(94)	55	193	39	(135)

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2002
(in thousands)

	MeriStar Sub	MDV Limited	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	6L, LLC	Partnership	5C, LLC	6J, LLC	1D, L.P.	7B, L.P.

Participating lease revenue	541	71	395	477	1,279	391
Hotel operations:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental and other revenues	—	—	—	—	114	—

Total revenue	541	71	395	477	1,393	391

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	33	—
Undistributed operating expenses:
Administrative and general	—	—	1	—	—	—
Property operating costs	—	—	—	—	—	—
Property taxes, insurance and other	52	29	145	67	361	(34)
Depreciation and amortization	222	35	149	160	584	231
Expense for non-hedging derivatives	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—

Total operating expenses	274	64	295	227	978	197

Net operating income	267	7	100	250	415	194
Interest expense, net	(5)	—	(11)	(12)	(3)	(41)
Equity in income from consolidated entities	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	272	7	111	262	418	235
Minority interests	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	272	7	111	262	418	235
Income tax benefit	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	272	7	111	262	418	235
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—

Net income (loss)	272	7	111	262	418	235

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	7D, LLC	7G, LLC	6B, LLC	4I, L.P.	5D, LLC	5H, LLC

Participating lease revenue	1,387	146	293	19	454	603
Hotel operations:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental and other revenues	374	—	—	—	—	—

Total revenue	1,761	146	293	19	454	603

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental, parking and other operating expenses	187	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	—	1	1	—	1	1
Property operating costs	—	—	—	—	—	—
Property taxes, insurance and other	544	61	55	87	90	202
Depreciation and amortization	412	188	114	98	361	493
Expense for non-hedging derivatives	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—

Total operating expenses	1,143	250	170	185	452	696

Net operating income	618	(104)	123	(166)	2	(93)
Interest expense, net	(12)	(7)	(3)	(12)	354	(28)
Equity in income from consolidated entities	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	630	(97)	126	(154)	(352)	(65)
Minority interests	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	630	(97)	126	(154)	(352)	(65)
Income tax benefit	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	630	(97)	126	(154)	(352)	(65)
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—

Net income (loss)	630	(97)	126	(154)	(352)	(65)

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2002
(in thousands)

	MeriStar Sub	AGH PSSI,	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	7H, LLC	Inc.	2D, LLC	4F, L.P.	5K, LLC	5M, LLC

Participating lease revenue	315	429	458	467	525	303
Hotel operations:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental and other revenues	—	—	—	4	—	—

Total revenue	315	429	458	471	525	303

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	1	—	1	1
Property operating costs	—	—	—	—	—	—
Property taxes, insurance and other	99	127	70	100	95	70
Depreciation and amortization	51	—	118	280	297	113
Expense for non-hedging derivatives	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—

Total operating expenses	151	128	189	380	393	184

Net operating income	164	301	269	91	132	119
Interest expense, net	(7)	(15)	194	(11)	(30)	(6)
Equity in income from consolidated entities	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	171	316	75	102	162	125
Minority interests	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	171	316	75	102	162	125
Income tax benefit	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	171	316	75	102	162	125
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—

Net income (loss)	171	316	75	102	162	125

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	1E, L.P.	5O, LLC	6M Company	4B, L.P.	6C, LLC	2C, LLC

Participating lease revenue	543	124	1,146	32	671	483
Hotel operations:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental and other revenues	—	—	—	—	5	10

Total revenue	543	124	1,146	32	676	493

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	1	—	1	1
Property operating costs	—	—	—	—	—	—
Property taxes, insurance and other	42	24	74	102	56	254
Depreciation and amortization	74	55	302	118	191	258
Expense for non-hedging derivatives	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—

Total operating expenses	117	80	377	220	248	513

Net operating income	426	44	769	(188)	428	(20)
Interest expense, net	(5)	(2)	(8)	(72)	(13)	336
Equity in income from consolidated entities	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	431	46	777	(116)	441	(356)
Minority interests	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	431	46	777	(116)	441	(356)
Income tax benefit	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	431	46	777	(116)	441	(356)
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—

Net income (loss)	431	46	777	(116)	441	(356)

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	4G, L.P.	3B, LLC	5G, L.P.	5P, LLC	5J, LLC	5Q, LLC

Participating lease revenue	456	270	2,193	148	1,781	359
Hotel operations:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental and other revenues	9	6	17	—	—	—

Total revenue	465	276	2,210	148	1,781	359

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	—	—	1	1
Property operating costs	—	—	—	—	—	—
Property taxes, insurance and other	161	83	460	(6)	259	57
Depreciation and amortization	229	230	1,548	1	871	120
Expense for non-hedging derivatives	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—

Total operating expenses	391	314	2,008	(5)	1,131	178

Net operating income	74	(38)	202	153	650	181
Interest expense, net	(7)	(14)	(41)	—	(42)	(25)
Equity in income from consolidated entities	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	81	(24)	243	153	692	206
Minority interests	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	81	(24)	243	153	692	206
Income tax benefit	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	81	(24)	243	153	692	206
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—

Net income (loss)	81	(24)	243	153	692	206

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Hotel		Total
	5A, LLC	8D, LLC	4J, LLC	Lessee, Inc.	Eliminations	Consolidated

Participating lease revenue	1,418	579	718	—	(67,805)	—
Hotel operations:	—	—	—	—	—	—
Rooms	—	—	—	156,935	—	156,935
Food and beverage	—	—	—	56,548	—	56,548
Other operating departments	—	—	—	18,306	—	18,306
Office rental and other revenues	29	—	41	(251)	—	4,017

Total revenue	1,447	579	759	231,538	(67,805)	235,806

Hotel operating expenses by department:
Rooms	—	—	—	40,895	—	40,895
Food and beverage	—	—	—	44,187	—	44,187
Other operating departments	—	—	—	10,967	—	10,967
Office rental, parking and other operating expenses	—	—	120	—	—	767
Undistributed operating expenses:
Administrative and general	1	1	1	39,765	—	42,136
Property operating costs	—	—	—	40,164	—	40,166
Property taxes, insurance and other	172	109	153	74,098	(67,805)	16,511
Depreciation and amortization	364	317	336	134	—	30,039
Expense for non-hedging derivatives	—	—	—	—	—	1,132
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—

Total operating expenses	537	427	610	250,210	(67,805)	226,800

Net operating income	910	152	149	(18,672)	—	9,006
Interest expense, net	690	(7)	(24)	36	—	33,846
Equity in income from consolidated entities	—	—	—	—	(3,669)	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	220	159	173	(18,708)	3,669	(24,840)
Minority interests	—	—	—	—	—	(18)

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	220	159	173	(18,708)	3,669	(24,822)
Income tax benefit	—	—	—	—	—	(595)

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	220	159	173	(18,708)	3,669	(24,227)
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	(525)	—	(6,640)
Income tax benefit	—	—	—	—	—	128

Income (loss) on discontinued operations	—	—	—	(525)	—	(6,512)
Loss on sale of assets, net of tax effect	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—

Net income (loss)	220	159	173	(19,233)	3,669	(30,739)

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2002
(in thousands)

	MeriStar		MeriStar		MeriStar	MeriStar
	Hospitality	Non-Guarantor	Sub 7C,	AGH	Sub 5N,	Sub 8A,	MeriStar
	OP, L.P.	Subsidiaries	LLC	Upreit, LLC	LLC	LLC	Sub 8F, L.P.

Revenue:
Participating lease revenue	—	104,237	—	—	716	—	1,712
Hotel operations:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	5,611	5,101	—	—	—	—	—

Total revenue	5,611	109,338	—	—	716	—	1,712

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	1,097	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	7,397	28	—	—	—	—	1
Property operating costs	(454)	1	—	—		—	—
Property taxes, insurance and other	(4,310)	15,512	—	—	78	(1)	545
Depreciation and amortization	7,667	40,183	—	—	99	—	339
Expense for non-hedging derivatives	4,211
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Loss on asset impairment	—	—	—	—	—	—	—
Write down of deferred costs	1,529	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	4,735	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	20,775	56,821	—	—	177	(1)	885

Net operating income	(15,164)	52,517	—	—	539	1	827
Interest expense, net	78,325	20,354	—	—	(5)	—	(7)
Equity in income from consolidated entities	(55,165)	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	(38,324)	32,163	—	—	544	1	834
Minority interests	(10)	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	(38,314)	32,163	—	—	544	1	834
Income tax benefit	(754)	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	(37,560)	32,163	—	—	544	1	834
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	771	—	—	—	(4,203)	—
Income tax benefit	—	—	—	—	—	96	—

Income (loss) on discontinued operations	—	771	—	—	—	(4,107)	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—		—	—

Net income (loss)	(37,560)	32,934	—	—	544	(4,106)	834

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2002
(in thousands)

		MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	MeriStar	Sub 6H,	Sub 8B,	Sub 1C,	Sub 8E,	Sub 7F,	Sub 5L,
	8G, LLC	L.P.	LLC	L.P.	LLC	LLC	LLC

Revenue:
Participating lease revenue	—	1,162	5,309	989	1,205	878	783
Hotel operations:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	—	—	—	—	21	—	—

Total revenue	—	1,162	5,309	989	1,226	878	783

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	—	1	1	7	1	1	1
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	—	74	1,066	578	140	106	96
Depreciation and amortization	—	323	1,785	767	448	348	101
Expense for non-hedging derivatives
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Loss on asset impairment	—	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	—	398	2,852	1,352	589	455	198

Net operating income	—	764	2,457	(363)	637	423	585
Interest expense, net	—	(2)	(67)	(35)	(6)	(8)	(6)
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	—	766	2,524	(328)	643	431	591
Minority interests		—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	—	766	2,524	(328)	643	431	591
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	—	766	2,524	(328)	643	431	591
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	—	766	2,524	(328)	643	431	591

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 3C,	Sub 5R,	Sub 5A,	Sub 8A,	Sub 6D,	Sub 6E,	Sub 4E,
	LLC	LLC	LLC	LLC	LLC	LLC	L.P.

Revenue:
Participating lease revenue	1,329	—	—	—	1,633	4,280	1,026
Hotel operations:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	—	—	—	—	14	—	12

Total revenue	1,329	—	—	—	1,647	4,280	1,038

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	—	—	—	—	—	1
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	342	—	—	—	155	610	303
Depreciation and amortization	529	—	—	—	393	1,272	689
Expense for non-hedging derivatives
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Loss on asset impairment	—	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	872	—	—	—	548	1,882	993

Net operating income	457	—	—	—	1,099	2,398	45
Interest expense, net	(15)	—	—	—	(20)	(45)	(20)
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	472	—	—	—	1,119	2,443	65
Minority interests	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	472	—	—	—	1,119	2,443	65
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	472	—	—	—	1,119	2,443	65
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	472	—	—	—	1,119	2,443	65

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 1B,	Sub 5F	Sub 6G,	Sub 8C,	Sub 4C,	Sub 4H,	Sub 7E,
	LLC	L.P,	LLC	LLC	L.P.	L.P.	LLC

Revenue:
Participating lease revenue	1,849	2,146	1,966	1,460	—	450	1,030
Hotel operations:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	570	—	—	2	—	—	1

Total revenue	2,419	2,146	1,966	1,462	—	450	1,031

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	—	—	—	1	1
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	131	271	256	457	—	146	121
Depreciation and amortization	462	792	627	1,037	—	405	473
Expense for non-hedging derivatives
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Loss on asset impairment	—	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	594	1,064	883	1,494	—	552	595

Net operating income	1,825	1,082	1,083	(32)	—	(102)	436
Interest expense, net	(14)	(30)	(35)	(32)	—	(7)	(15)
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	1,839	1,112	1,118	—	—	(95)	451
Minority interests	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	1,839	1,112	1,118	—	—	(95)	451
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	1,839	1,112	1,118	—	—	(95)	451
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	—	(1,439)	—	—
Income tax benefit	—	—	—	—	32	—	—

Income (loss) on discontinued operations	—	—	—	—	(1,407)	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	1,839	1,112	1,118	—	(1,407)	(95)	451

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2002
(in thousands)
MeriStar
Sub
	MeriStar	MeriStar	MeriStar	7A	MeriStar	MeriStar	MeriStar
	Sub 3D,	Sub 1A,	Sub 5E,	Joint	Sub 6K,	Sub 2B,	Sub 3A,
	LLC	LLC	LLC	Venture	LLC	LLC	LLC

Revenue:
Participating lease revenue	1,745	1,353	4,258	979	3,055	423	398
Hotel operations:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	—	—	—	—	—	—	—

Total revenue	1,745	1,353	4,258	979	3,055	423	398

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	1	1	—	1	1
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	157	287	294	172	346	118	85
Depreciation and amortization	653	343	1,454	312	554	314	194
Expense for non-hedging derivatives
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Loss on asset impairment	—	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	811	631	1,749	485	900	433	280

Net operating income	934	722	2,509	494	2,155	(10)	118
Interest expense, net	(32)	(14)	(25)	(26)	(28)	289	(33)
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	966	736	2,534	520	2,183	(299)	151
Minority interests	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	966	736	2,534	520	2,183	(299)	151
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	966	736	2,534	520	2,183	(299)	151
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	966	736	2,534	520	2,183	(299)	151

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MDV	MeriStar	MeriStar
	Sub 4A	Sub 4D,	Sub 2A,	Sub 6L,	Limited	Sub 5C,	Sub 6J,
	LLC	LLC	LLC	LLC	Partnership	LLC	LLC

Revenue:
Participating lease revenue	745	380	458	1,383	402	1,133	1,915
Hotel operations:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	—	—	—	—	—	—	—

Total revenue	745	380	458	1,383	402	1,133	1,915

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	1	1	—	1	—
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	187	130	126	150	94	354	160
Depreciation and amortization	—	233	240	667	102	447	482
Expense for non-hedging derivatives
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Loss on asset impairment	—	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	188	364	367	818	196	802	642

Net operating income	557	16	91	565	206	331	1,273
Interest expense, net	(28)	(33)	510	(10)	(2)	(28)	(31)
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	585	49	(419)	575	208	359	1,304
Minority interests	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	585	49	(419)	575	208	359	1,304
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	585	49	(419)	575	208	359	1,304
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	585	49	(419)	575	208	359	1,304

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 1D,	Sub 7B,	Sub 7D,	Sub 7G,	Sub 6B,	Sub 4I,	Sub 5D,
	L.P.	L.P.	LLC	LLC	LLC	L.P.	LLC

Revenue:
Participating lease revenue	3,938	1,172	4,161	438	942	58	1,446
Hotel operations:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	329	—	1,046	—	—	—	—

Total revenue	4,267	1,172	5,207	438	942	58	1,446

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	97	—	869	—	—	—	—
Undistributed operating expenses:
Administrative and general	—	1	—	1	1	—	1
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	907	409	1,610	181	171	240	253
Depreciation and amortization	1,702	694	1,244	566	341	341	1,086
Expense for non-hedging derivatives
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Loss on asset impairment	—	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	2,706	1,104	3,723	748	513	581	1,340

Net operating income	1,561	68	1,484	(310)	429	(523)	106
Interest expense, net	(33)	(49)	(35)	(20)	(7)	(32)	1,132
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	1,594	117	1,519	(290)	436	(491)	(1,026)
Minority interests	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	1,594	117	1,519	(290)	436	(491)	(1,026)
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	1,594	117	1,519	(290)	436	(491)	(1,026)
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	1,594	117	1,519	(290)	436	(491)	(1,026)

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2002
(in thousands)

	MeriStar	MeriStar		MeriStar	MeriStar	MeriStar	MeriStar
	Sub 5H,	Sub 7H,	AGH PSSI,	Sub 2D,	Sub 4F,	Sub 5K,	Sub 5M,
	LLC	LLC	Inc.	LLC	L.P.	LLC	LLC

Revenue:
Participating lease revenue	2,573	944	1,832	1,055	1,401	1,904	1,393
Hotel operations:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	—	—	2	—	8	—	—

Total revenue	2,573	944	1,834	1,055	1,409	1,904	1,393

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	1	1	—	1	1
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	534	283	339	185	287	246	221
Depreciation and amortization	1,479	341	—	355	840	891	339
Expense for non-hedging derivatives
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Loss on asset impairment	—	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	2,014	625	340	541	1,127	1,138	561

Net operating income	559	319	1,494	514	282	766	832
Interest expense, net	(68)	(18)	(37)	586	(29)	(80)	(16)
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	627	337	1,531	(72)	311	846	848
Minority interests	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	627	337	1,531	(72)	311	846	848
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	627	337	1,531	(72)	311	846	848
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	627	337	1,531	(72)	311	846	848

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 1E,	Sub 5O,	Sub 6M	Sub 4B,	Sub 6C,	Sub 2C,	Sub 4G,
	L.P.	LLC	Company	L.P.	LLC	LLC	L.P.

Revenue:
Participating lease revenue	1,319	606	3,363	138	2,217	1,245	1,803
Hotel operations:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	—	—	—	—	12	37	18

Total revenue	1,319	606	3,363	138	2,229	1,282	1,821

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	1	—	1	1	1
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	114	94	218	274	155	430	409
Depreciation and amortization	223	164	905	414	585	777	687
Expense for non-hedging derivatives	—	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Loss on asset impairment	—	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	338	259	1,124	688	741	1,208	1,097

Net operating income	981	347	2,239	(550)	1,488	74	724
Interest expense, net	(13)	(6)	(18)	(194)	(31)	1,012	(20)
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	994	353	2,257	(356)	1,519	(938)	744
Minority interests	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	994	353	2,257	(356)	1,519	(938)	744
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	994	353	2,257	(356)	1,519	(938)	744
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	994	353	2,257	(356)	1,519	(938)	744

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 3B,	Sub 5G	Sub 5P,	Sub 5J,	Sub 5Q,	Sub 5R,	Sub 8D,
	LLC	L.P.	LLC	LLC	LLC	LLC	LLC

Revenue:
Participating lease revenue	843	8,446	450	7,157	1,555	4,418	1,737
Hotel operations:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	19	47	—	—	—	90	—

Total revenue	862	8,493	450	7,157	1,555	4,508	1,737

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	2	—	1	1	1	1
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	243	1,380	12	1,169	198	473	316
Depreciation and amortization	691	4,643	2	2,604	360	1,055	951
Expense for non-hedging derivatives	—	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Loss on asset impairment	—	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	935	6,025	14	3,774	559	1,529	1,268

Net operating income	(73)	2,468	436	3,383	996	2,979	469
Interest expense, net	(31)	(107)	—	(99)	(72)	2,074	(16)
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	(42)	2,575	436	3,482	1,068	905	485
Minority interests	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	(42)	2,575	436	3,482	1,068	905	485
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	(42)	2,575	436	3,482	1,068	905	485
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	(42)	2,575	436	3,482	1,068	905	485

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2002
(in thousands)

		MeriStar
	MeriStar	Hotel
	Sub 4J,	Lessee,		Total
	LLC	Inc.	Eliminations	Consolidated

Revenue:
Participating lease revenue	2,310	—	(213,649)	—
Hotel operations:
Rooms	—	506,054	—	506,054
Food and beverage	—	189,423	—	189,423
Other operating departments	—	57,715	—	57,715
Office rental and other revenues	175	1,167	—	14,282

Total revenue	2,483	754,359	(213,649)	767,474

Hotel operating expenses by department:
Rooms	—	122,194	—	122,194
Food and beverage	—	138,234	—	138,234
Other operating departments		33,159	—	33,159
Office rental, parking and other operating expenses	309	—	—	2,372
Undistributed operating expenses:
Administrative and general	5	121,615	—	129,098
Property operating costs	—	118,295	—	117,842
Property taxes, insurance and other	168	235,793	(213,649)	52,999
Depreciation and amortization	1,007	1,221	—	91,242
Expense for non-hedging derivatives				4,211
Write down of investment in STS Hotel Net	—	—	—	—
Loss on asset impairment	—	—	—	—
Write down of deferred costs	—	—	—	1,529
Loss on fair value of non-hedging derivatives	—	—	—	4,735
FelCor merger costs	—	—	—	—
Costs to terminate leases with Prime Hospitality	—	—	—	—
Restructuring charge	—	—	—

Total operating expenses	1,489	770,511	(213,649)	697,615

Net operating income	994	(16,152)	—	69,859
Interest expense, net	(46)	(3)	—	102,543
Equity in income from consolidated entities	—	—	55,165	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	1,040	(16,149)	(55,165)	(32,684)
Minority interests	—	—	—	(10)

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	1,040	(16,149)	(55,165)	(32,674)
Income tax benefit	—	—	—	(754)

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	1,040	(16,149)	(55,165)	(31,920)
Discontinued operations:
Income (loss) from operations of assets sold including loss on disposal of $6,403 in 2002	—	(897)	—	(5,768)
Income tax benefit	—		—	128

Income (loss) on discontinued operations	—	(897)	—	(5,640)
Loss on sale of assets, net of tax effect	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—

Net income (loss)	1,040	(17,046)	(55,165)	(37,560)

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the Nine months ended September 30, 2002
(in thousands)

	MeriStar
	Hospitality OP,	Non-Guarantor	MeriStar Sub	AGH Upreit,	MeriStar Sub	MeriStar Sub	MeriStar Sub
	L.P.	Subsidiaries	7C, LLC	LLC	5N, LLC	8A, LLC	8F, L.P.

Cash flows from operating activities:
Net Income (loss)	(37,560)	32,934	—	—	544	(4,106)	834
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:		—
Depreciation and amortization	7,667	40,316	—	—	99	112	339
Equity in earnings	(55,165)	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	4,735	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	13	—	—	—	4,812	—
Write off of deferred financing costs	1,529	—	—	—	—	—	—
Minority interests	(10)	—	—	—	—	—	—
Amortization of unearned stock based compensation	3,041	—	—	—	—	—	—
Interest rate swaps marked to fair value	(4,787)
Deferred income taxes	(644)	—	—	—	—	—	(96)
Changes in operating assets and liabilities:
Accounts receivable, net	(5,770)	(57)	—	—	(16)	(15)	8
Prepaid expenses and other	(4,272)	(477)	—	—	—	—	19
Due from/to Interstate Hotels	4,378	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	(4,316)	(1,848)	—	—	35	6	8
Accrued interest	(3,619)	(342)	—	—	—	—	—
Due from subsidiaries	131,389	(53,113)	—	—	(631)	(2,463)	(994)
Income taxes payable	(629)	—	—	—	—	—	—

Net cash provided by (used in) operating activities	35,969	17,426	—	—	31	(1,654)	118

Cash flows from investing activities:
Investment in hotel properties, net	(837)	(11,424)	—	—	(31)	(4,616)	(118)
Proceeds from disposition of assets	—	7,280	—	—	—	6,270	—
Repayments of note receivable	(7,000)	678	—	—	—	—	—
Change in restricted cash	2,513	2,348	—	—	—	—	—

Net cash provided by (used in) investing activities	(5,324)	(1,118)	—	—	(31)	1,654	(118)

Cash flows from financing activities:
Deferred financing costs	(3,416)	—	—	—	—	—	—
Proceeds from issuances mortgages and notes payable	269,638	—	—	—	—	—	—
Principal payments on mortgages and notes payable	(297,310)	(16,308)	—	—	—	—	—
Repurchase of units	(1,193)	—	—	—	—	—	—
Contributions from partners	3,156	—	—	—	—	—	—
Distributions paid to partners	(2,467)	—	—	—	—	—	—

Net cash provided by (used in) financing activities	(31,592)	(16,308)	—	—	—	—	—

Effect of exchange rate changes on cash	(9)	—	—	—	—	—	—

Net change in cash	(958)	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	6,798	—	—	—	—	—	—

Cash and cash equivalents, end of period	5,840	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the Nine months ended September 30, 2002
(in thousands)

	MeriStar	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	8G, LLC	6H, L.P.	8B, LLC	1C, L.P.	8E, LLC	7F, LLC	5L, LLC

Cash flows from operating activities:
Net Income (loss)	—	766	2,524	(328)	643	431	591
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	—	323	1,785	767	448	348	101
Equity in earnings	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—
Write off of deferred financing costs	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—
Interest rate swaps marked to fair value		—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	—	—	—	—	—	—	—
Prepaid expenses and other	—	—	—	(8)	—	—	—
Due from/to Interstate Hotels	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	—	50	228	80	(65)	24	73
Accrued interest	—	—	—	—	—	—	—
Due from subsidiaries	—	(1,079)	(3,721)	(210)	(921)	(769)	(580)
Income taxes payable	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	—	60	816	301	105	34	185

Cash flows from investing activities:
Investment in hotel properties, net	—	(60)	(816)	(301)	(105)	(34)	(185)
Proceeds from disposition of assets	—	—	—	—	—	—	—
Repayments of note receivable	—	—	—	—	—	—	—
Change in restricted cash	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	—	(60)	(816)	(301)	(105)	(34)	(185)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	—	—	—
Proceeds from issuances mortgages and notes payable	—	—	—	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—	—	—	—
Repurchase of units	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—
Distributions paid to partners	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the Nine months ended September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	3C, LLC	5R, LLC	8A, LLC	6D, LLC	6E, LLC	4E, L.P.

Cash flows from operating activities:
Net Income (loss)	472	—	—	1,119	2,443	65
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	529	—	—	393	1,272	689
Equity in earnings	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—
Write off of deferred financing costs	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—
Interest rate swaps marked to fair value	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	—	—	—	(10)	—	—
Prepaid expenses and other	—	—	1	—	—	—
Due from/to Interstate Hotels	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	160	—	(46)	(130)	165	(148)
Accrued interest	—	—	—	—	—	—
Due from subsidiaries	(1,090)	—	46	(1,209)	(3,503)	(466)

Income taxes payable	—	—	—	—	—	—

Net cash provided by (used in) operating activities	71	—	1	163	377	139

Cash flows from investing activities:
Investment in hotel properties, net	(71)	—	(1)	(163)	(377)	(139)
Proceeds from disposition of assets	—	—	—	—	—	—
Repayments of note receivable	—	—	—	—	—	—
Change in restricted cash	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(71)	—	(1)	(163)	(377)	(139)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	—	—
Proceeds from issuances mortgages and notes payable	—	—	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—	—	—
Repurchase of units	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—
Distributions paid to partners	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the Nine months ended September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	1B, LLC	5F L.P.	6G, LLC	8C, LLC	4C, L.P.	4H, L.P.

Cash flows from operating activities:
Net Income (loss)	1,839	1,112	1,118	—	(1,407)	(95)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	462	792	627	1,037	283	405
Equity in earnings	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	1,578	—
Write off of deferred financing costs	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—
Interest rate swaps marked to fair value	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	(32)	—
Changes in operating assets and liabilities:
Accounts receivable, net	—	—	—	—	(1)	—
Prepaid expenses and other	—	—	—	—	—	(3)
Due from/to Interstate Hotels	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	83	248	(103)	(201)	(317)	(67)
Accrued interest	—	—	—	—	—	—
Due from subsidiaries	(2,120)	(1,708)	(1,348)	(716)	(11,656)	(158)

Income taxes payable	—	—	—	—	—	—

Net cash provided by (used in) operating activities	264	444	294	120	(11,552)	82

Cash flows from investing activities:
Investment in hotel properties, net	(264)	(444)	(294)	(120)	(48)	(82)
Proceeds from disposition of assets	—	—	—	—	11,600	—
Repayments of note receivable	—	—	—	—	—	—
Change in restricted cash	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(264)	(444)	(294)	(120)	11,552	(82)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	—	—
Proceeds from issuances mortgages and notes payable	—	—	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—	—	—
Repurchase of units	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—
Distributions paid to partners	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the Nine months ended September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub 7A	MeriStar Sub	MeriStar Sub
	7E, LLC	3D, LLC	1A, LLC	5E, LLC	Joint Venture	6K, LLC	2B, LLC

Cash flows from operating activities:
Net Income (loss)	451	966	736	2,534	520	2,183	(299)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	473	653	343	1,454	312	554	314
Equity in earnings	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—
Write off of deferred financing costs	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—
Interest rate swaps marked to fair value	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	—	—	—	—	—	—	—
Prepaid expenses and other	—	—	—	—	—	—	—
Due from/to Interstate Hotels	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	(73)	169	(19)	157	(67)	80	—
Accrued interest	—	—	—	—	—	—	—
Due from subsidiaries	(769)	(1,588)	(1,001)	(4,098)	(546)	(2,619)	139
Income taxes payable	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	82	200	59	47	219	198	154

Cash flows from investing activities:
Investment in hotel properties, net	(82)	(200)	(59)	(47)	(219)	(198)	(154)
Proceeds from disposition of assets	—	—	—	—	—	—	—
Repayments of note receivable	—	—	—	—	—	—	—
Change in restricted cash	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(82)	(200)	(59)	(47)	(219)	(198)	(154)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	—	—	—
Proceeds from issuances mortgages and notes payable	—	—	—	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—	—	—	—
Repurchase of units	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—
Distributions paid to partners	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the Nine months ended September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MDV Limited	MeriStar Sub
	3A, LLC	4A, LLC	4D, LLC	2A, LLC	6L, LLC	Partnership	5C, LLC

Cash flows from operating activities:
Net Income (loss)	151	585	49	(419)	575	208	359
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	194	—	233	240	667	102	447
Equity in earnings	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—
Write off of deferred financing costs	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—
Interest rate swaps marked to fair value	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	—	—	—	—	—	—	—
Prepaid expenses and other	—	—	—	—	—	4	(14)
Due from/to Interstate Hotels	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	33	(33)	115	(12)	(69)	(10)	41
Accrued interest	—	—	—	—	—	—	—
Due from subsidiaries	355	(288)	(124)	244	(986)	(291)	(616)
Income taxes payable	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	733	264	273	53	187	13	217

Cash flows from investing activities:
Investment in hotel properties, net	(733)	(264)	(273)	(53)	(187)	(13)	(217)
Proceeds from disposition of assets	—	—	—	—	—	—	—
Repayments of note receivable	—	—	—	—	—	—	—
Change in restricted cash	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(733)	(264)	(273)	(53)	(187)	(13)	(217)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	—	—	—
Proceeds from issuances mortgages and notes payable	—	—	—	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—	—	—	—
Repurchase of units	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—
Distributions paid to partners	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the Nine months ended September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	6J, LLC	1D, L.P.	7B, L.P.	7D, LLC	7G, LLC	6B, LLC	4I, L.P.

Cash flows from operating activities:
Net Income (loss)	1,304	1,594	117	1,519	(290)	436	(491)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	482	1,702	694	1,244	566	341	341
Equity in earnings	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—
Write off of deferred financing costs	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—
Interest rate swaps marked to fair value	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	(81)	—	—	40	—	—	—
Prepaid expenses and other	—	—	—	—	—	—	—
Due from/to Interstate Hotels	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	(108)	(406)	199	471	(186)	(90)	(28)
Accrued interest	—	46	—	—	—	—	—
Due from subsidiaries	(1,369)	(2,402)	(975)	(3,136)	24	(590)	364
Income taxes payable	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	228	533	35	138	113	97	187

Cash flows from investing activities:
Investment in hotel properties, net	(228)	(533)	(35)	(138)	(113)	(97)	(187)
Proceeds from disposition of assets	—	—	—	—	—	—	—
Repayments of note receivable	—	—	—	—	—	—	—
Change in restricted cash	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(228)	(533)	(35)	(138)	(113)	(97)	(187)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	—	—	—
Proceeds from issuances mortgages and notes payable	—	—	—	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—	—	—	—
Repurchase of units	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—
Distributions paid to partners	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the Nine months ended September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	AGH PSS I,	MeriStar Sub	MeriStar Sub	MeriStar Sub
	5D, LLC	5H, LLC	7H, LLC	Inc.	2D, LLC	4F, L.P.	5K, LLC

Cash flows from operating activities:
Net Income (loss)	(1,026)	627	337	1,531	(72)	311	846
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	1,086	1,479	341	—	355	840	891
Equity in earnings	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—
Write off of deferred financing costs	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—
Interest rate swaps marked to fair value	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	—	—	—	—	—	—	—
Prepaid expenses and other	—	—	—	—	—	—	—
Due from/to Interstate Hotels	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	124	516	83	311	(46)	(85)	(1,199)
Accrued interest	—	—	—	—	—	—	—
Due from subsidiaries	110	(1,770)	(571)	(1,341)	(150)	(691)	162
Income taxes payable	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	294	852	190	501	87	375	700

Cash flows from investing activities:
Investment in hotel properties, net	(294)	(852)	(190)	(501)	(87)	(375)	(700)
Proceeds from disposition of assets	—	—	—	—	—	—	—
Repayments of note receivable	—	—	—	—	—	—	—
Change in restricted cash	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(294)	(852)	(190)	(501)	(87)	(375)	(700)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	—	—	—
Proceeds from issuances mortgages and notes payable	—	—	—	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—	—	—	—
Repurchase of units	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—
Distributions paid to partners	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the Nine months ended September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	5M, LLC	1E, L.P.	5O, LLC	6M Company	4B, L.P.	6C, LLC	2C, LLC

Cash flows from operating activities:
Net Income (loss)	848	994	353	2,257	(356)	1,519	(938)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	339	223	164	905	414	585	777
Equity in earnings	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—
Write off of deferred financing costs	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—
Interest rate swaps marked to fair value	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	—	—	—	—	—	—	—
Prepaid expenses and other	—	—	—	13	—	—	—
Due from/to Interstate Hotels	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	136	12	36	(93)	19	(66)	(131)
Accrued interest	—	—	—	—	—	—	—
Due from subsidiaries	(1,224)	(1,157)	(501)	(2,879)	1,215	(1,715)	455
Income taxes payable	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	99	72	52	203	1,292	323	163

Cash flows from investing activities:
Investment in hotel properties, net	(99)	(72)	(52)	(203)	(1,292)	(323)	(163)
Proceeds from disposition of assets	—	—	—	—	—	—	—
Repayments of note receivable	—	—	—	—	—	—	—
Change in restricted cash	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(99)	(72)	(52)	(203)	(1,292)	(323)	(163)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	—	—	—
Proceeds from issuances mortgages and notes payable	—	—	—	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—	—	—	—
Repurchase of units	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—
Distributions paid to partners	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the Nine months ended September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	4G, L.P.	3B, LLC	5G, L.P.	5P, LLC	5J, LLC	5Q, LLC	5A, LLC

Cash flows from operating activities:
Net Income (loss)	744	(42)	2,575	436	3,482	1,068	905
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	687	691	4,643	2	2,604	360	1,055
Equity in earnings	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—
Write off of deferred financing costs	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—
Interest rate swaps marked to fair value	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	—	—	—	319	—	—	—
Prepaid expenses and other	—	—	—	—	483	—	—
Due from/to Interstate Hotels	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	(172)	134	921	8	521	137	497
Accrued interest	—	—	—	—	—	—	—
Due from subsidiaries	(1,163)	(297)	(6,957)	(726)	(4,781)	(1,079)	(2,209)
Income taxes payable	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	96	486	1,182	39	2,309	486	248

Cash flows from investing activities:
Investment in hotel properties, net	(96)	(486)	(1,182)	(39)	(2,309)	(486)	(248)
Proceeds from disposition of assets	—	—	—	—	—	—	—
Repayments of note receivable	—	—	—	—	—	—	—
Change in restricted cash	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(96)	(486)	(1,182)	(39)	(2,309)	(486)	(248)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	—	—	—
Proceeds from issuances mortgages and notes payable	—	—	—	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—	—	—	—
Repurchase of units	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—
Distributions paid to partners	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—

10

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the Nine months ended September 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Hotel		Total
	8D, LLC	4J, LLC	Lessee, Inc.	Eliminations	Consolidated

Cash flows from operating activities:
Net Income (loss)	485	1,040	(17,046)	(55,165)	(37,560)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	951	1,007	1,221	—	91,770
Equity in earnings	—	—	—	55,165	—
Loss on fair value of non-hedging derivatives	—	—	—	—	4,735
Loss on sale of assets, before tax effect	—	—	—	—	6,403
Write off of deferred financing costs	—	—	—	—	1,529
Minority interests	—	—	—	—	(10)
Amortization of unearned stock based compensation	—	—	—	—	3,041
Interest rate swaps marked to fair value	—	—	—	—	(4,787)
Deferred income taxes	—	—	—	—	(772)
Changes in operating assets and liabilities:
Accounts receivable, net	—	40	(70)	—	(5,613)
Prepaid expenses and other	1	—	(798)	—	(5,051)
Due from/to Interstate Hotels	—	—	1,384	—	5,762
Accounts payable, accrued expenses and other liabilities	(41)	15	(2,164)	—	(6,444)
Accrued interest	—	—	50	—	(3,865)
Due from subsidiaries	(1,240)	(1,924)	7,727	—	—
Income taxes payable	—	—	—	—	(629)

Net cash provided by (used in) operating activities	156	178	(9,696)	—	48,509

Cash flows from investing activities:
Investment in hotel properties, net	(156)	(178)	(881)	—	(35,824)
Proceeds from disposition of assets	—	—	—	—	25,150
Repayments of note receivable	—	—	(678)	—	(7,000)
Change in restricted cash	—	—	—	—	4,861

Net cash provided by (used in) investing activities	(156)	(178)	(1,559)	—	(12,813)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	(3,416)
Proceeds from issuances mortgages and notes payable	—	—	13,500	—	283,138
Principal payments on mortgages and notes payable	—	—		—	(313,618)
Repurchase of units	—	—	—	—	(1,193)
Contributions from partners	—	—	—	—	3,156
Distributions paid to partners	—	—	—	—	(2,467)

Net cash provided by (used in) financing activities	—	—	13,500	—	(34,400)

Effect of exchange rate changes on cash	—	—	—	—	(9)

Net change in cash	—	—	2,245	—	1,287
Cash and cash equivalents, beginning of period	—	—	16,643	—	23,441

Cash and cash equivalents, end of period	—	—	18,888	—	24,728

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	MeriStar	Non-
	Hospitality	Guarantor	MeriStar Sub	AGH Upreit,	MeriStar Sub	MeriStar Sub
	OP, L.P.	Subsidiaries	7C, LLC	LLC	5N, LLC	8A, LLC

Assets
Investment in hotel properties	14,662	1,547,038	—	—	4,074	7,306
Accumulated depreciation	(5,085)	(184,188)	—	—	(408)	(936)

	9,577	1,362,850	—	—	3,666	6,370
Cash and cash equivalents	6,798	—	—	—	—	—
Accounts receivable, net	4,092	1,183	—	—	(16)	(32)
Prepaid expenses and other	3,982	612	—	—	—	—
Note receivable from MeriStar Hotels & Resorts	127,550	(389)	—	—	—	—
Due from MeriStar Hotels & Resorts	12,392	—	—	—		—
Due from subsidiaries	(304,270)	(7,275)	—	66	2,809	4,720
Investments in affiliates	2,714,272	8,242	32	3,056		—
Restricted cash	13,751	7,438	—	—	—	—
Intangible assets, net	19,791	757	—	—	—	—

	2,607,935	1,373,418	32	3,122	6,459	11,058

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	17,678	14,060	—	—	14	(42)
Accrued interest	40,913	4,022	—	—	—	—
Income taxes payable	285	—	—	—	—	—
Dividends and Distributions payable	1,090	—	—	—	—	—
Deferred income taxes	7,467	—	—	—	—	—
Interest rate swaps	12,100	—	—	—	—	—
Notes payable to MeriStar Hospitality	357,117	—	—	—	—	—
Long-term debt	1,056,444	286,512	—	—	—	—

Total liabilities	1,493,094	304,594	—	—	14	(42)

Minority interests	2,639	—	—	—		—
Redeemable OP units at redemption value	67,012	—	—	—		—
Partners’ capital	1,045,190	1,068,824	32	3,122	6,445	11,100

	2,607,935	1,373,418	32	3,122	6,459	11,058

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	8F, L.P.	8G, LLC	6H, L.P.	8B, LLC	1C, L.P.	8E, LLC

Assets
Investment in hotel properties	11,335	—	13,569	80,972	24,925	15,157
Accumulated depreciation	(1,481)	—	(1,445)	(7,509)	(3,865)	(1,850)

	9,854	—	12,124	73,463	21,060	13,307
Cash and cash equivalents	—	—	—	—	—	—
Accounts receivable, net	(20)	—	—	—	—	—
Prepaid expenses and other	21	—	—	—	—	—
Note receivable from MeriStar Hotels & Resorts	—	—	—	—	—	—
Due from MeriStar Hotels & Resorts	—	—	—	—	—	—
Due from subsidiaries	3,889	82	4,467	21,498	(3,297)	4,323
Investments in affiliates	—	—	—	—	—	—
Restricted cash	115	—	—	—	—	—
Intangible assets, net	—	—	—	52	2	9

	13,859	82	16,591	95,013	17,765	17,639

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	160	—	184	2,412	45	8
Accrued interest	—	—	—	—	—	—
Income taxes payable	—	—	—	—	—	—
Dividends and Distributions payable	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—
Interest rate swaps	—	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—	—
Long-term debt	—	—	—	—	—	—

Total liabilities	160	—	184	2,412	45	8

Minority interests	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—
Partners’ capital	13,699	82	16,407	92,601	17,720	17,631

	13,859	82	16,591	95,013	17,765	17,639

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	Old MeriStar	MeriStar Sub	MeriStar Sub
	7F, LLC	7F, LLC	3C, LLC	7F, LLC	Sub 8A, LLC	6D, LLC	6E, LLC

Assets
Investment in hotel properties	11,985	11,292	17,274	—	(1)	17,266	43,931
Accumulated depreciation	(1,989)	(368)	(2,302)	—	—	(1,820)	(6,642)

	9,996	10,924	14,972	—	(1)	15,446	37,289
Cash and cash equivalents	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	115	—
Prepaid expenses and other	—	—	—	—	1	—	—
Note receivable from MeriStar Hotels & Resorts	—	—	—	—	—	—	—
Due from MeriStar Hotels & Resorts	—	—	—	—	—	—	—
Due from subsidiaries	3,499	3,090	2,741	(43)	7,918	5,147	13,660
Investments in affiliates	—	—	—	43	—	—	—
Restricted cash	—	—	—	—	—	—	—
Intangible assets, net	—	—	59	—	—	—	—

	13,495	14,014	17,772	—	7,918	20,708	50,949

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	168	3	170	—	46	101	(295)
Accrued interest	—	—	—	—	—	—	—
Income taxes payable	—	—	—	—	—	—	—
Dividends and Distributions payable	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—
Interest rate swaps	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—	—	—
Long-term debt	—	—	—	—	—	—	—

Total liabilities	168	3	170	—	46	101	(295)

Minority interests	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—
Partners’ capital	13,327	14,011	17,602	—	7,872	20,607	51,244

	13,495	14,014	17,772	—	7,918	20,708	50,949

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar
	4E, L.P.	1B, LLC	5F, L.P.	6G, LLC	8C, LLC	Sub 4C, L.P

Assets
Investment in hotel properties	24,547	18,110	30,953	22,050	36,668	16,345
Accumulated depreciation	(3,072)	(2,927)	(3,363)	(3,329)	(3,917)	(3,356)

	21,475	15,183	27,590	18,721	32,751	12,989
Cash and cash equivalents	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	—
Prepaid expenses and other	—	—	—	—	—	—
Note receivable from MeriStar Hotels & Resorts	—	—	—	—	—	—
Due from MeriStar Hotels & Resorts	—	—	—	—	—	—
Due from subsidiaries	2,005	10,480	8,695	3,410	3,419	289
Investments in affiliates	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—
Intangible assets, net	7	—	—	—	3	—

	23,487	25,663	36,285	22,131	36,173	13,278

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	456	(11)	94	151	(21)	447
Accrued interest	—	—	—	—	—	—
Income taxes payable	—	—	—	—	—	—
Dividends and Distributions payable	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—
Interest rate swaps	—	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—	—
Long-term debt	—	48	—	—	—	—

Total liabilities	456	37	94	151	(21)	447

Minority interests	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—
Partners’ capital	23,031	25,626	36,191	21,980	36,194	12,831

	23,487	25,663	36,285	22,131	36,173	13,278

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub 7A
	4H, L.P.	7E, LLC	3D, LLC	1A, LLC	5E, LLC	Joint Venture

Assets
Investment in hotel properties	12,363	17,822	22,305	11,231	52,817	12,891
Accumulated depreciation	(1,712)	(2,081)	(5,411)	(2,024)	(6,221)	(1,345)

	10,651	15,741	16,894	9,207	46,596	11,546
Cash and cash equivalents	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	—
Prepaid expenses and other	—	—	—	—	—	—
Note receivable from MeriStar Hotels & Resorts	—	—	—	—	—	—
Due from MeriStar Hotels & Resorts	—	—	—	—	—	—
Due from subsidiaries	(1,000)	4,799	5,619	4,953	9,219	3,585
Investments in affiliates	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—
Intangible assets, net	—	7	—	—	10	—

	9,651	20,547	22,513	14,160	55,825	15,131

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	193	117	—	148	301	230
Accrued interest	—	—	—	—	—	—
Income taxes payable	—	—	—	—	—	—
Dividends and Distributions payable	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—
Interest rate swaps	—	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—	—
Long-term debt	—	—	—	—	—	—

Total liabilities	193	117	—	148	301	230

Minority interests	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—
Partners’ capital	9,458	20,430	22,513	14,012	55,524	14,901

	9,651	20,547	22,513	14,160	55,825	15,131

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	6K, LLC	2B, LLC	3A, LLC	4A, L.P.	4D, LLC	2A, LLC

Assets
Investment in hotel properties	22,642	9,424	6,274	8,619	8,664	8,209
Accumulated depreciation	(3,560)	(1,558)	(1,292)	(1,112)	(1,179)	(1,141)

	19,082	7,866	4,982	7,507	7,485	7,068
Cash and cash equivalents	—	—	—	—	—	—
Accounts receivable, net	—	(12)	—	—	—	—
Prepaid expenses and other	—	—	—	—	—	—
Note receivable from MeriStar Hotels & Resorts	—	—	—	—	—	—
Due from MeriStar Hotels & Resorts	—	—	—	—	—	—
Due from subsidiaries	13,504	(486)	1,742	3,572	14	(620)
Investments in affiliates	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—
Intangible assets, net	—	1	2	—	26	25

	32,586	7,369	6,726	11,079	7,525	6,473

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	78	147	98	313	62	31
Accrued interest	—	—	—	—	—	—
Income taxes payable	—	—	—	—	—	—
Dividends and Distributions payable	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—
Interest rate swaps	—	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—	—
Long-term debt	—	4,851	—	—	—	7,912

Total liabilities	78	4,998	98	313	62	7,943

Minority interests	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—
Partners’ capital	32,508	2,371	6,628	10,766	7,463	(1,470)

	32,586	7,369	6,726	11,079	7,525	6,473

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	MeriStar Sub	MDV Limited	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	6L, LLC	Partnership	5C, LLC	6J, LLC	1D, L.P.	7B, L.P.	7D, LLC

Assets
Investment in hotel properties	29,443	3,816	13,826	19,169	67,929	25,399	52,031
Accumulated depreciation	(2,464)	(410)	(2,215)	(2,573)	(7,516)	(2,277)	(6,516)

	26,979	3,406	11,611	16,596	60,413	23,122	45,515
Cash and cash equivalents	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	—	912
Prepaid expenses and other	—	4	17	—	—	—	—
Note receivable from MeriStar Hotels & Resorts	—	—	—	—	—	—	—
Due from MeriStar Hotels & Resorts	—	—	—	—	—	—	200
Due from subsidiaries	3,604	1,796	(345)	4,047	13,481	(4,749)	18,380
Investments in affiliates	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—
Intangible assets, net	—	9	—	58	55	—	393

	30,583	5,215	11,283	20,701	73,949	18,373	65,400

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	68	87	828	(57)	553	1,011	4,688
Accrued interest	—	—	—	—	57	—	—
Income taxes payable	—	—	—	—	—	—	—
Dividends and Distributions payable	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—
Interest rate swaps	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—	—	—
Long-term debt	—	—	—	—	—	—	—

Total liabilities	68	87	828	(57)	610	1,011	4,688

Minority interests	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—
Partners’ capital	30,515	5,128	10,455	20,758	73,339	17,362	60,712

	30,583	5,215	11,283	20,701	73,949	18,373	65,400

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	7G, LLC	6B, LLC	4I, L.P.	5D, LLC	5H, LLC	7H, LLC

Assets
Investment in hotel properties	16,462	10,528	12,477	41,617	52,475	9,978
Accumulated depreciation	(3,387)	(1,292)	(3,677)	(5,199)	(6,012)	(4,063)

	13,075	9,236	8,800	36,418	46,463	5,915
Cash and cash equivalents	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	—
Prepaid expenses and other	—	—	—	—	—	—
Note receivable from MeriStar Hotels & Resorts	—	—	—	—	—	—
Due from MeriStar Hotels & Resorts	—	—	—	—	—	—
Due from subsidiaries	44	1,602	1,289	(6,818)	6,867	5,202
Investments in affiliates	—	—	—	51,398	—	—
Restricted cash	—	—	—	—	—	—
Intangible assets, net	34	9	—	21	—	—

	13,153	10,847	10,089	81,019	53,330	11,117

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	161	(60)	360	241	(115)	414
Accrued interest	—	—	—	—	—	—
Income taxes payable	—	—	—	—	—	—
Dividends and Distributions payable	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—
Interest rate swaps	—	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—	—
Long-term debt	—	—	—	24,000	—	13

Total liabilities	161	(60)	360	24,241	(115)	427

Minority interests	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—
Partners’ capital	12,992	10,907	9,729	56,778	53,445	10,690

	13,153	10,847	10,089	81,019	53,330	11,117

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	AGH PSS I,	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	Inc.	2D, LLC	4F, L.P.	5K, LLC	5M, LLC	1E, L.P.	5O, LLC

Assets
Investment in hotel properties	17,317	15,307	31,467	27,304	21,917	10,379	8,674
Accumulated depreciation	(2,049)	(1,949)	(3,617)	(2,729)	(1,429)	(1,350)	(697)

	15,268	13,358	27,850	24,575	20,488	9,029	7,977
Cash and cash equivalents	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	—	—
Prepaid expenses and other	—	—	—	—	—	—	—
Note receivable from MeriStar Hotels & Resorts	—	—	—	—	—	—	—
Due from MeriStar Hotels & Resorts	—	—	—	—	—	—	—
Due from subsidiaries	9,631	215	3,292	(781)	5,344	5,927	1,939
Investments in affiliates	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—
Intangible assets, net	—	2	37	—	—	—	—

	24,899	13,575	31,179	23,794	25,832	14,956	9,916

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	29	43	388	5,644	21	22	18
Accrued interest	—	—	—	—	—	—	—
Income taxes payable	—	—	—	—	—	—	—
Dividends and Distributions payable	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—
Interest rate swaps	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—	—	—
Long-term debt	—	9,167	—	—	—	—	—

Total liabilities	29	9,210	388	5,644	21	22	18

Minority interests	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—
Partners’ capital	24,870	4,365	30,791	18,150	25,811	14,934	9,898

	24,899	13,575	31,179	23,794	25,832	14,956	9,916

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	6M Company	4B, L.P.	6C, LLC	2C, LLC	4G, L.P.	3B, LLC

Assets
Investment in hotel properties	32,724	15,830	20,493	28,300	25,493	24,577
Accumulated depreciation	(3,594)	(4,630)	(2,815)	(4,322)	(3,112)	(2,971)

	29,130	11,200	17,678	23,978	22,381	21,606
Cash and cash equivalents	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	—
Prepaid expenses and other	13	—	—	—	—	—
Note receivable from MeriStar Hotels & Resorts	—	—	—	—	—	—
Due from MeriStar Hotels & Resorts	—	—	—	—	—	—
Due from subsidiaries	12,127	(3,367)	7,763	7,596	5,849	1,864
Investments in affiliates	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—
Intangible assets, net	47	29	—	2	28	—

	41,317	7,862	25,441	31,576	28,258	23,470

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	(99)	387	(128)	255	574	115
Accrued interest	—	—	—	—	—	—
Income taxes payable	—	—	—	—	—	—
Dividends and Distributions payable	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—
Interest rate swaps	—	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—	—
Long-term debt	—	—	—	16,011	—	—

Total liabilities	(99)	387	(128)	16,266	574	115

Minority interests	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—
Partners’ capital	41,416	7,475	25,569	15,310	27,684	23,355

	41,317	7,862	25,441	31,576	28,258	23,470

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	5G, L.P.	5P, LLC	5J, LLC	5Q, LLC	5A, LLC

Assets
Investment in hotel properties	161,783	—	104,381	15,964	34,663
Accumulated depreciation	(18,012)	—	(9,859)	(1,216)	(7,908)

	143,771	—	94,522	14,748	26,755
Cash and cash equivalents	—	—	—	—	—
Accounts receivable, net	—	319	—	—	—
Prepaid expenses and other	—	—	483	—	—
Note receivable from MeriStar Hotels & Resorts	—	—	—	—	—
Due from MeriStar Hotels & Resorts	—	—	—	—	—
Due from subsidiaries	28,207	1,117	12,862	2,083	2,995
Investments in affiliates	—	—	—	—	4,627
Restricted cash	—	—	—	—	—
Intangible assets, net	—	—	—	—	(53)

	171,978	1,436	107,867	16,831	34,324

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	678	19	318	(201)	(69)
Accrued interest	—	—	—	—	—
Income taxes payable	—	—	—	—	—
Dividends and Distributions payable	—	—	—	—	—
Deferred income taxes	—	—	—	—	—
Interest rate swaps	—	—	—	—	—
Notes payable to MeriStar Hospitality	—	—	—	—	—
Long-term debt	—	—	—	—	23,609

Total liabilities	678	19	318	(201)	23,540

Minority interests	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—
Partners’ capital	171,300	1,417	107,549	17,032	10,784

	171,978	1,436	107,867	16,831	34,324

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Hotel		Total
	8D, LLC	4J, LLC	Lessee, Inc.	Eliminations	Consolidated

Assets
Investment in hotel properties	30,448	37,923	864	—	3,183,677
Accumulated depreciation	(3,813)	(4,561)	(658)	—	(397,380)

	26,635	33,362	206	—	2,786,297
Cash and cash equivalents	—	—	16,643	—	23,441
Accounts receivable, net	—	21	40,616	—	47,178
Prepaid expenses and other	1	—	13,172	—	18,306
Note receivable from MeriStar Hotels & Resorts	—	—	389	(91,550)	36,000
Due from MeriStar Hotels & Resorts	—	—	(3,715)	—	8,877
Due from subsidiaries	5,308	3,090	6,316	—	—
Investments in affiliates	—	—	1,629	(2,741,585)	41,714
Restricted cash	—	—	—	—	21,304
Intangible assets, net	—	47	—	—	21,469

	31,944	36,520	75,256	(2,833,135)	3,004,586

Liabilities, Minority Interests and Partners’ capital
Accounts payable, accrued expenses and other liabilities	(71)	243	70,061	—	123,972
Accrued interest	—	—	17	—	45,009
Income taxes payable	—	—	25	—	310
Dividends and Distributions payable	—	—	—	—	1,090
Deferred income taxes	—	—	(337)	—	7,130
Interest rate swaps	—	—	—	—	12,100
Notes payable to MeriStar Hospitality	—	—	—	—	357,117
Long-term debt	—	—	6,000	(91,550)	1,343,017

Total liabilities	(71)	243	75,766	(91,550)	1,889,745

Minority interests	—	—	—	—	2,639
Redeemable OP units at redemption value	—	—	—	—	67,012
Partners’ capital	32,015	36,277	(510)	(2,741,585)	1,045,190

	31,944	36,520	75,256	(2,833,135)	3,004,586

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2001
(in thousands)

	MeriStar
	Hospitality OP,	Non-Guarantor	MeriStar Sub	AGH Upreit,	MeriStar Sub	MeriStar Sub
	L.P.	Subsidiaries	7C, LLC	LLC	5N, LLC	8A, LLC

Participating lease revenue	—	36,422	—	—	193	—
Hotel operations:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	(1,238)	—	—	—	—
Office rental and other revenues	1,600	2,310	—	—	—	—

Total revenue	1,600	37,494	—	—	193	—

Hotel operating expenses by department:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	589	—	—	—	—
Undistributed operating expenses:
Administrative and general	3,154	(2,002)	—	—	—	—
Property operating costs	—	—	—	—	—	—
Property taxes, insurance and other	(2,347)	6,488	—	—	25	—
Depreciation and amortization	981	13,282	—	—	32	—
Expense for non-hedging derivatives	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	2,028	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—
Restructuring charge	1,080	—	—	—	—	—

Total operating expenses	4,896	18,357	—	—	57	—

Net operating income	(3,296)	19,137	—	—	136	—
Interest expense, net	22,291	7,300	—	—	(1)	—
Equity in income from consolidated entities	(6,994)	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	(18,593)	11,837	—	—	137	—
Minority interests	(22)	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	(18,571)	11,837	—	—	137	—
Income tax benefit	(521)	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	(18,050)	11,837	—	—	137	—
Discontinued operations:
Income (loss) from operations of assets sold	—	432		—	—	223
Income tax benefit	—	—	—	—	—	—

Income (loss) on discontinued operations	—	432	—	—	—	223
Loss on sale of assets, net of tax effect	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—

Net income (loss)	(18,050)	12,269	—	—	137	223

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	8F, L.P.	8G, LLC	6H, L.P.	8B, LLC	1C, L.P.	8E, LLC	7F, LLC

Participating lease revenue	708	—	357	1,722	180	475	312
Hotel operations:	—	—	—	—	—	—	—
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	—	—	—	—	—	2	—

Total revenue	708	—	357	1,722	180	477	312

Hotel operating expenses by department:	—	—	—	—	—	—	—
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	—	1	1	1	1	1
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	160	—	27	3,007	206	45	38
Depreciation and amortization	111	—	106	589	252	143	115
Expense for non-hedging derivatives	—	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	272	—	134	3,597	459	189	154

Net operating income	436	—	223	(1,875)	(279)	288	158
Interest expense, net	16	—	(1)	6	(6)	(3)	(3)
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	420	—	224	(1,881)	(273)	291	161
Minority interests	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	420	—	224	(1,881)	(273)	291	161
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	420	—	224	(1,881)	(273)	291	161
Discontinued operations:
Income (loss) from operations of assets sold	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	420	—	224	(1,881)	(273)	291	161

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	5L, LLC	3C, LLC	5R, LLC	6D, LLC	6E, LLC	4E, L.P.	1B, LLC

Participating lease revenue	159	352	—	504	1,177	290	719
Hotel operations:	—	—	—	—	—	—	—
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	—	—	—	4	—	3	—

Total revenue	159	352	—	508	1,177	293	719

Hotel operating expenses by department:	—	—	—	—	—	—	—
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	—	1	1	1	1
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	30	115	—	58	142	119	44
Depreciation and amortization	31	171	—	128	422	228	153
Expense for non-hedging derivatives	—	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	62	287	—	187	565	348	198

Net operating income	97	65	—	321	612	(55)	521
Interest expense, net	(2)	(4)	—	(3)	(10)	(5)	(3)
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	99	69		324	622	(50)	524
Minority interests	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	99	69		324	622	(50)	524
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	99	69		324	622	(50)	524
Discontinued operations:
Income (loss) from operations of assets sold	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—		—	—	—	—
Extraordinary loss, net of tax	—	—		—	—	—	—

Net income (loss)	99	69	—	324	622	(50)	524

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	5F, L.P.	6G, LLC	8C, LLC	4C, L.P.	4H, L.P.	7E, LLC

Participating lease revenue	630	569	519	—	131	437
Hotel operations:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental and other revenues	—	—	—	—	—	—

Total revenue	630	569	519	—	131	437

Hotel operating expenses by department:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	1	—	1	1
Property operating costs	—	—	—	—	—	—
Property taxes, insurance and other	94	78	170	—	42	47
Depreciation and amortization	262	204	332	—	133	150
Expense for non-hedging derivatives	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—

Total operating expenses	357	283	503	—	176	198

Net operating income	273	286	16	—	(45)	239
Interest expense, net	(5)	(4)	(5)	—	(2)	(4)
Equity in income from consolidated entities	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	278	290	21	—	(43)	243
Minority interests	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	278	290	21	—	(43)	243
Income tax benefit	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	278	290	21	—	(43)	243
Discontinued operations:
Income (loss) from operations of assets sold	—	—	—	(11)	—	—
Income tax benefit	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	(11)	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—

Net income (loss)	278	290	21	(11)	(43)	243

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub 7A	MeriStar Sub	MeriStar Sub	MeriStar Sub
	3D, LLC	1A, LLC	5E, LLC	Joint Venture	6K, LLC	2B, LLC	3A, LLC

Participating lease revenue	416	505	1,166	320	824	194	197
Hotel operations:	—	—	—	—	—	—	—
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	—	—	—	—	—	—	—

Total revenue	416	505	1,166	320	824	194	197

Hotel operating expenses by department:	—	—	—	—	—	—	—
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	1	1	1	—	1
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	66	83	109	25	135	45	31
Depreciation and amortization	242	120	468	100	184	95	85
Expense for non-hedging derivatives	—	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	309	204	578	126	320	140	117

Net operating income	107	301	588	194	504	54	80
Interest expense, net	(8)	(3)	(9)	(4)	(6)	94	(2)
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	115	304	597	198	510	(40)	82
Minority interests	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	115	304	597	198	510	(40)	82
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	115	304	597	198	510	(40)	82
Discontinued operations:
Income (loss) from operations of assets sold	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	115	304	597	198	510	(40)	82

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MDV Limited	MeriStar Sub
	4A, L.P.	4D, LLC	2A, LLC	6L, LLC	Partnership	5C, LLC

Participating lease revenue	263	168	195	469	91	378
Hotel operations:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental and other revenues	—	3	—	—	—	—

Total revenue	263	171	195	469	91	378

Hotel operating expenses by department:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	—	1	—	1
Property operating costs	—	—	—	—	—	—
Property taxes, insurance and other	68	47	49	52	28	793
Depreciation and amortization	—	78	79	220	31	145
Expense for non-hedging derivatives	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—

Total operating expenses	69	126	128	273	59	939

Net operating income	194	45	67	196	32	(561)
Interest expense, net	(7)	(6)	171	(4)	(2)	(10)
Equity in income from consolidated entities	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	201	51	(104)	200	34	(551)
Minority interests	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	201	51	(104)	200	34	(551)
Income tax benefit	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	201	51	(104)	200	34	(551)
Discontinued operations:
Income (loss) from operations of assets sold	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—

Net income (loss)	201	51	(104)	200	34	(551)

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	6J, LLC	1D, L.P.	7B, L.P.	7D, LLC	7G, LLC	6B, LLC	4I, L.P.

Participating lease revenue	497	1,585	383	1,715	201	332	17
Hotel operations:	—	—	—	—	—	—	—
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	—	103	—	(159)	—	—	4

Total revenue	497	1,688	383	1,556	201	332	21

Hotel operating expenses by department:	—	—	—	—	—	—	—
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	33	—	33	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	1	279	3	1	1
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	57	268	222	706	53	66	92
Depreciation and amortization	152	545	226	407	187	113	213
Expense for non-hedging derivatives	—	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	210	847	449	1,425	243	180	306

Net operating income	287	841	(66)	131	(42)	152	(285)
Interest expense, net	(5)	(7)	7	5	(5)	(1)	(1)
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	292	848	(73)	126	(37)	153	(284)
Minority interests	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	292	848	(73)	126	(37)	153	(284)
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	292	848	(73)	126	(37)	153	(284)
Discontinued operations:
Income (loss) from operations of assets sold	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	292	848	(73)	126	(37)	153	(284)

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	AGH PSS I,	MeriStar Sub	MeriStar Sub
	5D, LLC	5H, LLC	7H, LLC	Inc.	2D, LLC	4F, L.P.

Participating lease revenue	462	720	309	628	476	521
Hotel operations:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental and other revenues	—	—	—	1	—	—

Total revenue	462	720	309	629	476	521

Hotel operating expenses by department:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	1	2	—	16
Property operating costs	—	—	—	—	—	—
Property taxes, insurance and other	58	167	107	134	99	107
Depreciation and amortization	355	486	173	—	115	271
Expense for non-hedging derivatives	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—

Total operating expenses	414	654	281	136	214	394

Net operating income	48	66	28	493	262	127
Interest expense, net	472	(7)	(6)	(2)	196	(5)
Equity in income from consolidated entities	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	(424)	73	34	495	66	132
Minority interests	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	(424)	73	34	495	66	132
Income tax benefit	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	(424)	73	34	495	66	132
Discontinued operations:
Income (loss) from operations of assets sold	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	(1,075)	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—

Net income (loss)	(424)	73	34	(580)	66	132

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	5K, LLC	5M, LLC	1E, L.P.	5O, LLC	6M Company	4B, L.P.	6C, LLC

Participating lease revenue	525	367	530	147	1,160	36	673
Hotel operations:	—	—	—	—	—	—	—
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	—	—	—	—	—	—	3

Total revenue	525	367	530	147	1,160	36	676

Hotel operating expenses by department:	—	—	—	—	—	—	—
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	1	1	1	1	1
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	84	80	36	33	94	95	41
Depreciation and amortization	295	110	74	54	298	280	194
Expense for non-hedging derivatives	—	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	380	191	111	88	393	376	236

Net operating income	145	176	419	59	767	(340)	440
Interest expense, net	(7)	(6)	(4)	(1)	(3)	(19)	(3)
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	152	182	423	60	770	(321)	443
Minority interests	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	152	182	423	60	770	(321)	443
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	152	182	423	60	770	(321)	443
Discontinued operations:
Income (loss) from operations of assets sold	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	152	182	423	60	770	(321)	443

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	2C, LLC	4G, L.P.	3B, LLC	5G, L.P.	5P, LLC	5J, LLC

Participating lease revenue	525	782	162	2,389	117	1,931
Hotel operations:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental and other revenues	27	—	2	13	—	—

Total revenue	552	782	164	2,402	117	1,931

Hotel operating expenses by department:	—	—	—	—	—	—
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	—	12	1	2	—	1
Property operating costs	—	—	—	—	—	—
Property taxes, insurance and other	138	139	84	485	6	443
Depreciation and amortization	258	226	223	1,541	—	841
Expense for non-hedging derivatives	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—

Total operating expenses	396	377	308	2,028	6	1,285

Net operating income	156	405	(144)	374	111	646
Interest expense, net	320	(4)	(2)	(8)	—	(25)
Equity in income from consolidated entities	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	(164)	409	(142)	382	111	671
Minority interests	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	(164)	409	(142)	382	111	671
Income tax benefit	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	(164)	409	(142)	382	111	671
Discontinued operations:
Income (loss) from operations of assets sold	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—

Net income (loss)	(164)	409	(142)	382	111	671

2

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	5Q, LLC	5A, LLC	8D, LLC	4J, LLC

Participating lease revenue	464	1,226	790	633
Hotel operations:		—	—	—
Rooms	—	—	—	—
Food and beverage	—	—	—	—
Other operating departments	—	—	—	—
Office rental and other revenues	—	19	—	81

Total revenue	464	1,245	790	714

Hotel operating expenses by department:		—	—	—
Rooms	—	—	—	—
Food and beverage	—	—	—	—
Other operating departments	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	164
Undistributed operating expenses:
Administrative and general	—	1	1	4
Property operating costs	—	—	—	—
Property taxes, insurance and other	71	151	89	114
Depreciation and amortization	102	414	312	325
Expense for non-hedging derivatives	—	—	—	—
Write down of investment in STS Hotel Net		—	—	—
Swap termination fees	—	—	—	—
Write down of deferred costs	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—
FelCor merger costs	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—
Restructuring charge	—	—	—	—

Total operating expenses	173	566	402	607

Net operating income	291	679	388	107
Interest expense, net	(21)	698	(4)	(7)
Equity in income from consolidated entities	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	312	(19)	392	114
Minority interests	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	312	(19)	392	114
Income tax benefit	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	312	(19)	392	114
Discontinued operations:
Income (loss) from operations of assets sold	—	—	—	—
Income tax benefit	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—
Extraordinary loss, net of tax		—	—	—

Net income (loss)	312	(19)	392	114

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended September 30, 2001
(in thousands)

	MeriStar Hotel		Total
	Lessee, Inc.	Eliminations	Consolidated

Participating lease revenue	—	(69,504)	1,841
Hotel operations:	—	—	—
Rooms	163,568	—	163,568
Food and beverage	55,886	—	55,886
Other operating departments	19,959	—	18,721
Office rental and other revenues	—	—	4,016

Total revenue	239,413	(69,504)	244,032

Hotel operating expenses by department:	—	—	—
Rooms	42,715	—	42,715
Food and beverage	44,122	—	44,122
Other operating departments	10,353	—	10,353
Office rental, parking and other operating expenses	—	—	819
Undistributed operating expenses:
Administrative and general	38,094	—	39,610
Property operating costs	40,716	—	40,716
Property taxes, insurance and other	75,877	(69,504)	20,811
Depreciation and amortization	38	—	28,500
Expense for non-hedging derivatives	—	—	—
Write down of investment in STS Hotel Net	—	—	—
Swap termination fees	—	—	—
Write down of deferred costs	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—
FelCor merger costs	—	—	2,028
Costs to terminate leases with Prime Hospitality Corporation	—	—	—
Restructuring charge	—	—	1,080

Total operating expenses	251,915	(69,504)	230,754

Net operating income	(12,502)	—	13,278
Interest expense, net	53	—	31,354
Equity in income from consolidated entities	—	(6,994)	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	(12,555)	(6,994)	(18,076)
Minority interests	—	—	(22)

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	(12,555)	(6,994)	(18,054)
Income tax benefit	—	—	(521)

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	(12,555)	(6,994)	(17,533)
Discontinued operations:
Income (loss) from operations of assets sold	(86)	—	558
Income tax benefit	—	—	—

Income (loss) on discontinued operations	(86)	—	558
Loss on sale of assets, net of tax effect	—	—	(1,075)
Extraordinary loss, net of tax	—	—	—

Net income (loss)	(12,641)	(6,994)	(18,050)

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2001
(in thousands)

	MeriStar	Non-	MeriStar	AGH	MeriStar	MeriStar
	Hospitality	Guarantor	Sub 7C,	Upreit,	Sub 5N,	Sub 8A,
	OP, L.P.	Subsidiaries	LLC	LLC	LLC	LLC

Revenue:
Participating lease revenue	—	127,131	—	—	919	—
Hotel operations:
Rooms	—	—	—	—		—
Food and beverage	—	—	—	—		—
Other operating departments	—	(1,618)	—	—		—
Office rental and other revenues	4,800	5,659	—	—		—

Total revenue	4,800	131,172	—	—	919	—

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	1,575	—	—	—	—
Undistributed operating expenses:
Administrative and general	5,504	(435)	—	—	—	—
Property operating costs	—	—	—	—		—
Property taxes, insurance and other	441	15,753	—	—	50	—
Depreciation and amortization	4,412	38,745	—	—	96	—
Expense for non-hedging derivatives	—
Write down of investment in STS Hotel Net	2,112	—	—	—	—	—
Swap termination fees	9,297	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	5,817	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	1,315	—	—	—	—	—
Restructuring charge	1,080	—	—	—	—	—

Total operating expenses	29,978	55,638	—	—	146	—

Net operating income	(25,178)	75,534	—	—	773	—
Interest expense, net	66,612	20,711	—	—	(5)	—
Equity in income from consolidated entities	(116,073)	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	24,283	54,823	—	—	778	—
Minority interests	(16)	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	24,299	54,823	—	—	778	—
Income tax benefit	721	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	23,578	54,823	—	—	778	—
Discontinued operations:
Income (loss) from operations of assets sold	—	1,350	—	—	—	923
Income tax benefit	—	—	—	—	—	—

Income (loss) on discontinued operations	—	1,350	—	—	—	923
Loss on sale of assets, net of tax effect	—	—	—	—	—	—
Extraordinary loss, net of tax	(1,226)	—	—	—	—	—

Net income (loss)	22,352	56,173	—	—	778	923

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2001
(in thousands)

				MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	MeriStar	MeriStar	MeriStar	Sub 8B,	Sub 1C,	Sub 8E,	Sub 7F,	Sub 5L,
	Sub 8F, L.P.	8G, LLC	Sub 6H, L.P.	LLC	L.P.	LLC	LLC	LLC

Revenue:
Participating lease revenue	2,311	—	1,057	6,817	1,195	1,544	845	1,052
Hotel operations:
Rooms	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—	—
Office rental and other revenues	—	—	—	—	—	13	—	—

Total revenue	2,311	—	1,057	6,817	1,195	1,557	845	1,052

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	(7)	—	(2)	1	1	1	1	1
Property operating costs	—	—	—	—	—	—	—	—
Property taxes, insurance and other	442	—	(9)	1,157	585	112	127	24
Depreciation and amortization	329	—	318	1,743	757	403	345	92
Expense for non-hedging derivatives
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	764	—	307	2,901	1,343	516	473	117

Net operating income	1,547	—	750	3,916	(148)	1,041	372	935
Interest expense, net	11	—	(3)	(52)	(18)	(31)	(9)	(8)
Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	1,536	—	753	3,968	(130)	1,072	381	943
Minority interests	—	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	1,536	—	753	3,968	(130)	1,072	381	943
Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	1,536	—	753	3,968	(130)	1,072	381	943
Discontinued operations:
Income (loss) from operations of assets sold	—	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—	—

Net income (loss)	1,536	—	753	3,968	(130)	1,072	381	943

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 3C,	Sub 5R,	Sub 8A,	Sub 6D,	Sub 6E,	Sub 4E,
	LLC	LLC	LLC	LLC	LLC	L.P.

Revenue:
Participating lease revenue	1,474	—	377	1,733	4,556	1,298
Hotel operations:
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental and other revenues	—	—	—	10	—	9

Total revenue	1,474	—	377	1,743	4,556	1,307

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	—	—	1	1	1
Property operating costs	—	—	—	—	—	—
Property taxes, insurance and other	362	—	54	227	479	346
Depreciation and amortization	514	—	89	380	1,249	684
Expense for non-hedging derivatives
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—

Total operating expenses	877	—	143	608	1,729	1,031

Net operating income	597	—	234	1,135	2,827	276
Interest expense, net	(18)	—	(5)	(16)	(34)	(17)
Equity in income from consolidated entities	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	615	—	239	1,151	2,861	293
Minority interests	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	615	—	239	1,151	2,861	293
Income tax benefit	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	615	—	239	1,151	2,861	293
Discontinued operations:
Income (loss) from operations of assets sold	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	(1,062)	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—

Net income (loss)	615	—	(823)	1,151	2,861	293

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 1B,	Sub 5F,	Sub 6G,	Sub 8C,	Sub 4C,	Sub 4H,	Sub 7E,
	LLC	L.P.	LLC	LLC	L.P.	L.P.	LLC

Revenue:
Participating lease revenue	2,338	2,316	2,275	1,880	—	381	1,315
Hotel operations:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	—	—	—	2	—	—	—

Total revenue	2,338	2,316	2,275	1,882	—	381	1,315

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	1	1	—	1	1
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	146	120	417	620	—	127	261
Depreciation and amortization	459	787	574	981	—	399	449
Expense for non-hedging derivatives
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	606	908	992	1,602	—	527	711

Net operating income	1,732	1,408	1,283	280	—	(146)	604
Interest expense, net	(29)	(12)	(64)	(35)	—	(9)	(16)
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	1,761	1,420	1,347	315	—	(137)	620
Minority interests	—	—	—	—		—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	1,761	1,420	1,347	315	—	(137)	620
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	1,761	1,420	1,347	315	—	(137)	620
Discontinued operations:
Income (loss) from operations of assets sold	—	—	—	—	(61)	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	(61)	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	1,761	1,420	1,347	315	(61)	(137)	620

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar Sub 7A	MeriStar	MeriStar	MeriStar
	Sub 3D,	Sub 1A,	Sub 5E,	Joint	Sub 6K,	Sub 2B,	Sub 3A,
	LLC	LLC	LLC	Venture	LLC	LLC	LLC

Revenue:
Participating lease revenue	1,513	1,648	4,291	1,026	3,015	480	551
Hotel operations:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	—	—	—	—	—	—	—

Total revenue	1,513	1,648	4,291	1,026	3,015	480	551

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	9	(42)	1	—	1
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	186	269	412	79	497	136	46
Depreciation and amortization	692	353	1,382	301	554	287	255
Expense for non-hedging derivatives
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	879	623	1,803	338	1,052	423	302

Net operating income	634	1,025	2,488	688	1,963	57	249
Interest expense, net	(79)	(16)	(90)	(9)	(22)	275	(12)
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	713	1,041	2,578	697	1,985	(218)	261
Minority interests	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	713	1,041	2,578	697	1,985	(218)	261
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	713	1,041	2,578	697	1,985	(218)	261
Discontinued operations:
Income (loss) from operations of assets sold	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	713	1,041	2,578	697	1,985	(218)	261

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MDV	MeriStar	MeriStar
	Sub 4A,	Sub 4D,	Sub 2A,	Sub 6L,	Limited	Sub 5C,	Sub 6J,
	LLC	LLC	LLC	LLC	Partnership	LLC	LLC

Revenue:
Participating lease revenue	965	472	547	1,388	467	1,067	1,890
Hotel operations:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	—	3	—	—	—	—	—

Total revenue	965	475	547	1,388	467	1,067	1,890

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	5	1	—	1	(7)	9	1
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	235	111	144	163	103	81	122
Depreciation and amortization	—	220	238	659	91	434	450
Expense for non-hedging derivatives
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	240	332	382	823	187	524	573

Net operating income	725	143	165	565	280	543	1,317
Interest expense, net	(25)	(35)	517	(19)	(6)	(29)	(29)
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	750	178	(352)	584	286	572	1,346
Minority interests	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	750	178	(352)	584	286	572	1,346
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	750	178	(352)	584	286	572	1,346
Discontinued operations:
Income (loss) from operations of assets sold	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	750	178	(352)	584	286	572	1,346

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar		MeriStar
	Sub 1D,	Sub 7B,	Sub 7D,	Sub 7G,	Sub 6B,	MeriStar	Sub 5D,
	L.P.	L.P.	LLC	LLC	LLC	Sub 4I, L.P.	LLC

Revenue:
Participating lease revenue	4,977	1,149	5,213	648	872	68	1,450
Hotel operations:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	285	—	991	—	—	8	3

Total revenue	5,262	1,149	6,204	648	872	76	1,453

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	89	—	368	—	—	—	—
Undistributed operating expenses:
Administrative and general	14	(100)	182	3	1	4	6
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	804	807	1,874	173	192	265	332
Depreciation and amortization	1,628	657	1,189	544	338	638	1,058
Expense for non-hedging derivatives
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	2,535	1,364	3,613	720	531	907	1,396

Net operating income	2,727	(215)	2,591	(72)	341	(831)	57
Interest expense, net	(29)	(56)	(66)	(50)	(5)	(11)	1,338
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	2,756	(159)	2,657	(22)	346	(820)	(1,281)
Minority interests	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	2,756	(159)	2,657	(22)	346	(820)	(1,281)
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	2,756	(159)	2,657	(22)	346	(820)	(1,281)
Discontinued operations:
Income (loss) from operations of assets sold	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	2,756	(159)	2,657	(22)	346	(820)	(1,281)

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2001
(in thousands)

	MeriStar	MeriStar		MeriStar	MeriStar	MeriStar	MeriStar
	Sub 5H,	Sub 7H,	AGH PSSI,	Sub 2D,	Sub 4F,	Sub 5K,	Sub 5M,
	LLC	LLC	Inc.	LLC	L.P.	LLC	LLC

Revenue:
Participating lease revenue	3,881	926	2,624	1,147	1,803	2,128	1,895
Hotel operations:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	—	—	3	—	4	—	—

Total revenue	3,881	926	2,627	1,147	1,807	2,128	1,895

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	2	—	16	1	1
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	352	214	342	298	352	238	134
Depreciation and amortization	1,459	520	—	347	812	886	330
Expense for non-hedging derivatives
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	1,812	735	344	645	1,180	1,125	465

Net operating income	2,069	191	2,283	502	627	1,003	1,430
Interest expense, net	(26)	(22)	(6)	589	(23)	(22)	(20)
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and
extraordinary loss	2,095	213	2,289	(87)	650	1,025	1,450
Minority interests	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	2,095	213	2,289	(87)	650	1,025	1,450
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	2,095	213	2,289	(87)	650	1,025	1,450
Discontinued operations:
Income (loss) from operations of assets sold	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	(1,075)	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	2,095	213	1,214	(87)	650	1,025	1,450

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 1E,	Sub 5O,	Sub 6M,	Sub 4B,	Sub 6C,	Sub 2C,	Sub 4G,
	L.P.	LLC	Company	L.P.	LLC	LLC	L.P.

Revenue:
Participating lease revenue	1,389	734	3,760	165	2,394	1,468	2,457
Hotel operations:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	—	—	—	—	10	42	12

Total revenue	1,389	734	3,760	165	2,404	1,510	2,469

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	1	1	1	1	—	12
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	106	59	210	304	98	472	573
Depreciation and amortization	216	166	894	820	559	773	643
Expense for non-hedging derivatives
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	323	226	1,105	1,125	658	1,245	1,228

Net operating income	1,066	508	2,655	(960)	1,746	265	1,241
Interest expense, net	(23)	(4)	(12)	(57)	(44)	1,014	(35)
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	1,089	512	2,667	(903)	1,790	(749)	1,276
Minority interests	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	1,089	512	2,667	(903)	1,790	(749)	1,276
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	1,089	512	2,667	(903)	1,790	(749)	1,276
Discontinued operations:
Income (loss) from operations of assets sold	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	1,089	512	2,667	(903)	1,790	(749)	1,276

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 3B,	Sub 5G,	Sub 5P,	Sub 5J,	Sub 5Q,	Sub 5A,	Sub 8D,
	LLC	L.P.	LLC	LLC	LLC	LLC	LLC

Revenue:
Participating lease revenue	952	9,962	488	9,231	2,147	4,263	2,710
Hotel operations:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental and other revenues	10	45	—	—	—	66	—

Total revenue	962	10,007	488	9,231	2,147	4,329	2,710

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	6	—	2	—	2	26
Property operating costs	—	—	—	—	—	—	—
Property taxes, insurance and other	243	1,183	10	611	—	403	254
Depreciation and amortization	661	4,620	—	2,522	307	1,248	934
Expense for non-hedging derivatives
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Swap termination fees	—	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	905	5,809	10	3,135	307	1,653	1,214

Net operating income	57	4,198	478	6,096	1,840	2,676	1,496
Interest expense, net	(21)	(29)	—	(76)	(80)	2,096	(20)
Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	78	4,227	478	6,172	1,920	580	1,516
Minority interests	—	—	—	—	—	—	—

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	78	4,227	478	6,172	1,920	580	1,516
Income tax benefit	—	—	—	—	—	—	—

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	78	4,227	478	6,172	1,920	580	1,516
Discontinued operations:
Income (loss) from operations of assets sold	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—

Income (loss) on discontinued operations	—	—	—	—	—	—	—
Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—
Extraordinary loss, net of tax	—	—	—	—	—	—	—

Net income (loss)	78	4,227	478	6,172	1,920	580	1,516

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Nine months ended September 30, 2001
(in thousands)

	MeriStar	MeriStar
	Sub 4J,	Hotel		Total
	LLC	Lessee, Inc.	Eliminations	Consolidated

Revenue:
Participating lease revenue	2,146	—	(247,035)	8,146
Hotel operations:
Rooms	—	562,497	—	562,497
Food and beverage	—	200,273	—	200,273
Other operating departments	—	66,129	—	64,511
Office rental and other revenues	208	—	—	12,183

Total revenue	2,354	828,899	(247,035)	847,610

Hotel operating expenses by department:
Rooms	—	134,225	—	134,225
Food and beverage	—	147,320	—	147,320
Other operating departments	—	33,845	—	33,845
Office rental, parking and other operating expenses	412	—	—	2,444
Undistributed operating expenses:
Administrative and general	5	121,527	—	126,774
Property operating costs	—	124,812	—	124,812
Property taxes, insurance and other	131	268,734	(247,035)	57,158
Depreciation and amortization	943	161	—	85,594
Expense for non-hedging derivatives				—
Write down of investment in STS Hotel Net	—	—	—	2,112
Swap termination fees	—	—	—	9,297
Loss on fair value of non-hedging derivatives	—	—	—	—
FelCor merger costs	—	—	—	5,817
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	1,315
Restructuring charge	—	—	—	1,080

Total operating expenses	1,491	830,624	(247,035)	731,793

Net operating income	863	(1,725)	—	115,817
Interest expense, net	(66)	53	—	91,661
Equity in income from consolidated entities	—	—	116,073	—

Income (loss) from continuing operations before minority interests, income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	929	(1,778)	(116,073)	24,156
Minority interests	—	—	—	(16)

Income (loss) from continuing operating before income tax benefit, discontinued operations, loss on sale of assets and extraordinary loss	929	(1,778)	(116,073)	24,172
Income tax benefit	—	—	—	721

Income (loss) from continuing operations before discontinued operations and loss on sale of assets	929	(1,778)	(116,073)	23,451
Discontinued operations:
Income (loss) from operations of assets sold	—	52	—	2,264
Income tax benefit	—	—	—	—

Income (loss) on discontinued operations	—	52	—	2,264
Loss on sale of assets, net of tax effect	—	—	—	(2,137)
Extraordinary loss, net of tax	—	—	—	(1,226)

Net income (loss)	929	(1,726)	(116,073)	22,352

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the nine months ended Sept 30, 2001
(in thousands)

	MeriStar
	Hospitality OP,	Non-Guarantor	MeriStar Sub	AGH Upreit,	MeriStar Sub	MeriStar Sub	MeriStar
	L.P.	Subsidiaries	7C, LLC	LLC	5N, LLC	8A, LLC	Sub 8F, L.P.

Cash flows from operating activities:
Net income (loss)	22,352	56,173	—	—	778	923	1,536
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:		—
Depreciation and amortization	4,412	39,040	—	—	96	218	329
Equity in earnings	(116,073)
Loss on sale of assets, net of tax	—	—	—	—	—	—	—
Write down of investment in STS Hotel Net	2,112	—	—	—	—	—	—
Extraordinary loss on early extinguishment of debt, before tax effect	1,243	—	—	—	—	—	—
Minority interests	(16)	—	—	—	—	—	—
Amortization of unearned stock based compensation	2,628	—	—	—	—	—	—
Interest rate swaps marked to fair value	—	—	—	—	—	—	—
Deferred income taxes	(359)	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	442	192	—	—	—	—	150
Prepaid expenses and other	(5,727)	(212)	—	—	—	—	(6)
Due from/to MeriStar Hotels	417	2,165	—	—	14	—	—
Accounts payable, accrued expenses and other liabilities	(6,346)	(5,216)	—	—	34	(10)	9
Accrued interest	3,488	(469)	—	—	—	—	(14)
Due from subsidiaries	162,230	(71,816)	—	—	(873)	(1,059)	1,626
Income taxes payable	233	—	—	—	—	—	—

Net cash provided by (used in) operating activities	71,036	19,857	—	—	49	72	3,630

Cash flows from investing activities:
Investment in hotel properties, net	(3,465)	(14,229)	—	—	(49)	(72)	(139)
Proceeds from disposition of assets	—	—	—	—	—	—	—
Hotel operating cash received in connection with lease conversions
Note receivable to MeriStar Hotels	(36,000)	—	—	—	—	—	—
Change in restricted cash	(908)	(2,321)	—	—	—	—	488

Net cash provided by (used in) investing activities	(40,393)	(16,550)	—	—	(49)	(72)	349

Cash flows from financing activities:
Deferred financing costs	(11,072)	—	—	—	—	—	—
Proceeds from issuances of mortgages and notes payable	684,710	—	—	—	—	—	—
Principal payments on mortgages and notes payable	(600,863)	(3,307)	—	—	—	—	(3,979)
Repurchase of units	(4,028)	—	—	—	—	—	—
Contributions from partners	2,157	—	—	—	—	—	—
Distributions paid to partners	(75,950)	—	—	—	—	—	—

Net cash used in financing activities	(5,046)	(3,307)	—	—	—	—	(3,979)

Effect of exchange rate changes on cash	245	—	—	—	—	—	—

Net change in cash	25,862	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	242	—	—	—	—	—	—

Cash and cash equivalents, end of period	26,104	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the nine months ended Sept 30, 2001
(in thousands)

	MeriStar	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	8G, LLC	6H, L.P.	8B, LLC	1C, L.P.	8E, LLC	7F, LLC	5L, LLC

Cash flows from operating activities:
Net income (loss)	—	753	3,968	(130)	1,072	381	943
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	—	318	1,743	757	403	345	92
Equity in earnings
Loss on sale of assets, net of tax	—	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Extraordinary loss on early extinguishment of debt, before tax effect	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—
Interest rate swaps marked to fair value	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	—	(7)	184	(4)	62	(26)	—
Prepaid expenses and other	—	—	(11)	—	—	—	—
Due from/to MeriStar Hotels	—	—	120	1	—	(2)	32
Accounts payable, accrued expenses and other liabilities	—	(20)	106	31	(66)	64	14
Accrued interest	—	—	—	—	—	—	—
Due from subsidiaries	—	(1,025)	(5,715)	(302)	(1,367)	(664)	(975)
Income taxes payable	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	—	19	395	353	104	98	106

Cash flows from investing activities:
Investment in hotel properties, net	—	(19)	(395)	(353)	(104)	(98)	(106)
Proceeds from disposition of assets	—	—	—	—	—	—	—
Hotel operating cash received in connection with lease conversions
Note receivable to MeriStar Hotels	—	—	—	—	—	—	—
Change in restricted cash	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	—	(19)	(395)	(353)	(104)	(98)	(106)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	—	—	—
Proceeds from issuances of mortgages and notes payable	—	—	—	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—	—	—	—
Repurchase of units	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—
Distributions paid to partners	—	—	—	—	—	—	—

Net cash used in financing activities	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the nine months ended Sept 30, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	3C, LLC	5R, LLC	8A, LLC	6D, LLC	6E, LLC	4E, L.P.

Cash flows from operating activities:
Net income (loss)	615	—	(823)	1,151	2,861	293
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	514	—	89	380	1,249	684
Equity in earnings
Loss on sale of assets, net of tax	—	—	1,081	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Extraordinary loss on early extinguishment of debt, before tax effect	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—
Interest rate swaps marked to fair value	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	(32)	—	(31)	(297)	34	(19)
Prepaid expenses and other	(3)	—	—	(5)	—	—
Due from/to MeriStar Hotels	—	—	—	123	0	(75)
Accounts payable, accrued expenses and other liabilities	131	—	58	6	(108)	(70)
Accrued interest	—	—	—	—	—	—
Due from subsidiaries	(998)	—	(8,823)	(1,051)	(3,318)	(646)
Income taxes payable	—	—	—	—	—	—

Net cash provided by (used in) operating activities	227	—	(8,449)	307	718	167

Cash flows from investing activities:
Investment in hotel properties, net	(227)	—	1,175	(307)	(718)	(167)
Proceeds from disposition of assets	—	—	7,274	—	—	—
Hotel operating cash received in connection with lease conversions
Note receivable to MeriStar Hotels	—	—	—	—	—	—
Change in restricted cash	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(227)	—	8,449	(307)	(718)	(167)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	—	—
Proceeds from issuances of mortgages and notes payable	—	—	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—	—	—
Repurchase of units	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—
Distributions paid to partners	—	—	—	—	—	—

Net cash used in financing activities	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the nine months ended Sept 30, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	1B, LLC	5F, L.P.	6G, LLC	8C, LLC	4C, L.P.	4H, L.P.

Cash flows from operating activities:
Net income (loss)	1,761	1,420	1,347	315	(61)	(137)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	459	787	574	981	532	399
Equity in earnings
Loss on sale of assets, net of tax	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Extraordinary loss on early extinguishment of debt, before tax effect	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—
Interest rate swaps marked to fair value	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	16	(25)	36	8	(47)	—
Prepaid expenses and other	(13)	(11)	(6)	—	(6)	(2)
Due from/to MeriStar Hotels	(0)	—	(5)	—	—	—
Accounts payable, accrued expenses and other liabilities	57	80	98	(82)	134	(25)
Accrued interest	—	—	—	—	—	—
Due from subsidiaries	(2,194)	(1,950)	(1,823)	(928)	(184)	(141)
Income taxes payable	—	—	—	—	—	—

Net cash provided by (used in) operating activities	86	301	221	294	368	94

Cash flows from investing activities:
Investment in hotel properties, net	(86)	(301)	(221)	(294)	(368)	(94)
Proceeds from disposition of assets	—	—	—	—	—	—
Hotel operating cash received in connection with lease conversions
Note receivable to MeriStar Hotels	—	—	—	—	—	—
Change in restricted cash	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(86)	(301)	(221)	(294)	(368)	(94)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	—	—
Proceeds from issuances of mortgages and notes payable	—	—	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—	—	—
Repurchase of units	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—
Distributions paid to partners	—	—	—	—	—	—

Net cash used in financing activities	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the nine months ended Sept 30, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub 7A	MeriStar Sub	MeriStar Sub
	7E, LLC	3D, LLC	1A, LLC	5E, LLC	Joint Venture	6K, LLC	2B, LLC

Cash flows from operating activities:
Net income (loss)	620	713	1,041	2,578	697	1,985	(218)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	449	692	353	1,382	301	554	287
Equity in earnings
Loss on sale of assets, net of tax	—	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Extraordinary loss on early extinguishment of debt, before tax effect	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—
Interest rate swaps marked to fair value	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	53	(19)	40	18	(13)	(18)	—
Prepaid expenses and other	44	—	—	(15)	(4)	(1)	—
Due from/to MeriStar Hotels	—	—	—	(11)	—	—	389
Accounts payable, accrued expenses and other liabilities	13	160	(54)	554	(193)	176	—
Accrued interest	—	—	—	—	—	—	—
Due from subsidiaries	(956)	(1,139)	(1,186)	(4,098)	(514)	(2,386)	(756)
Income taxes payable	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	224	406	195	408	274	310	(298)

Cash flows from investing activities:
Investment in hotel properties, net	(224)	(406)	(195)	(408)	(274)	(310)	298
Proceeds from disposition of assets	—	—	—	—	—	—	—
Hotel operating cash received in connection with lease conversions
Note receivable to MeriStar Hotels	—	—	—	—	—	—	—
Change in restricted cash	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(224)	(406)	(195)	(408)	(274)	(310)	298

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	—	—	—
Proceeds from issuances of mortgages and notes payable	—	—	—	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—	—	—	—
Repurchase of units	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—
Distributions paid to partners	—	—	—	—	—	—	—

Net cash used in financing activities	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the nine months ended Sept 30, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MDV Limited	MeriStar Sub
	3A, LLC	4A, LLC	4D, LLC	2A, LLC	6L, LLC	Partnership	5C, LLC

Cash flows from operating activities:
Net income (loss)	261	750	178	(352)	584	286	572
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	255	—	220	238	659	91	434
Equity in earnings
Loss on sale of assets, net of tax	—	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Extraordinary loss on early extinguishment of debt, before tax effect	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—
Interest rate swaps marked to fair value	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	(35)	(4)	(7)	—	26	26	(16)
Prepaid expenses and other	—	—	—	(1)	1	1	(18)
Due from/to MeriStar Hotels	(1)	(2)	(0)	(154)	—	—	—
Accounts payable, accrued expenses and other liabilities	(67)	(30)	115	(20)	8	8	(33)
Accrued interest	—	—	—	—	—	—	—
Due from subsidiaries	(370)	(444)	(153)	56	(1,171)	(350)	(559)
Income taxes payable	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	43	270	353	(233)	107	62	380

Cash flows from investing activities:
Investment in hotel properties, net	(43)	(270)	(353)	233	(107)	(62)	(380)
Proceeds from disposition of assets	—	—	—	—	—	—	—
Hotel operating cash received in connection with lease conversions
Note receivable to MeriStar Hotels	—	—	—	—	—	—	—
Change in restricted cash	—	—	—	—	—	—	—

Net cash used in investing activities	(43)	(270)	(353)	233	(107)	(62)	(380)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	—	—	—
Proceeds from issuances of mortgages and notes payable	—	—	—	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—	—	—	—
Repurchase of units	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—
Distributions paid to partners	—	—	—	—	—	—	—

Net cash used in financing activities	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the nine months ended Sept 30, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	6J, LLC	1D, L.P.	7B, L.P.	7D, LLC	7G, LLC	6B, LLC	4I, L.P.

Cash flows from operating activities:
Net income (loss)	1,346	2,756	(159)	2,657	(22)	346	(820)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	450	1,628	657	1,189	544	338	638
Equity in earnings
Loss on sale of assets, net of tax	—	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Extraordinary loss on early extinguishment of debt, before tax effect	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—
Interest rate swaps marked to fair value	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	19	30	(13)	844	—	—	—
Prepaid expenses and other	(6)	(20)	—	—	(4)	(1)	(7)
Due from/to MeriStar Hotels	(1)	(32)	(1)	(204)	—	—	—
Accounts payable, accrued expenses and other liabilities	(90)	199	394	989	(93)	(4)	(20)
Accrued interest	—	43	—	—	—	—	—
Due from subsidiaries	(1,402)	(3,926)	(641)	(4,627)	(122)	(618)	254
Income taxes payable	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	316	678	237	848	303	61	45

Cash flows from investing activities:
Investment in hotel properties, net	(316)	(678)	(237)	(848)	(303)	(61)	(45)
Proceeds from disposition of assets	—	—	—	—	—	—	—
Hotel operating cash received in connection with lease conversions
Note receivable to MeriStar Hotels	—	—	—	—	—	—	—
Change in restricted cash	—	—	—	—	—	—	—

Net cash used in investing activities	(316)	(678)	(237)	(848)	(303)	(61)	(45)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	—	—	—
Proceeds from issuances of mortgages and notes payable	—	—	—	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—	—	—	—
Repurchase of units	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—
Distributions paid to partners	—	—	—	—	—	—	—

Net cash used in financing activities	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the nine months ended Sept 30, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	AGH PSS I,	MeriStar Sub	MeriStar Sub	MeriStar Sub
	5D, LLC	5H, LLC	7H, LLC	Inc.	2D, LLC	4F, L.P.	5K, LLC

Cash flows from operating activities:
Net income (loss)	(1,281)	2,095	213	1,214	(87)	650	1,025
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	1,058	1,459	520	—	347	812	886
Equity in earnings
Loss on sale of assets, net of tax	—	—	—	1,095	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Extraordinary loss on early extinguishment of debt, before tax effect	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—
Interest rate swaps marked to fair value	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	(24)	—	(39)	(908)	—	(4)	—
Prepaid expenses and other	(53)	—	—	(10)	—	—	—
Due from/to MeriStar Hotels	1,544	27	—	—	1,226	—	132
Accounts payable, accrued expenses and other liabilities	505	208	41	292	(44)	(14)	(2,273)
Accrued interest	—	—	—	—	—	—	—
Due from subsidiaries	(1,568)	(3,597)	(558)	(5,437)	(2,072)	(1,315)	794
Income taxes payable	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	181	192	177	(3,754)	(630)	129	564

Cash flows from investing activities:
Investment in hotel properties, net	(181)	(192)	(177)	1,313	630	(129)	(564)
Proceeds from disposition of assets	—	—	—	2,441	—	—	—
Hotel operating cash received in connection with lease conversions
Note receivable to MeriStar Hotels	—	—	—	—	—	—	—
Change in restricted cash	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(181)	(192)	(177)	3,754	630	(129)	(564)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	—	—	—
Proceeds from issuances of mortgages and notes payable	—	—	—	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—	—	—	—
Repurchase of units	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—
Distributions paid to partners	—	—	—	—	—	—	—

Net cash used in financing activities	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the nine months ended Sept 30, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	5M, LLC	1E, L.P.	5O, LLC	6M Company	4B, L.P.	6C, LLC	2C, LLC

Cash flows from operating activities:
Net income (loss)	1,450	1,089	512	2,667	(903)	1,790	(749)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	330	216	166	894	820	559	773
Equity in earnings
Loss on sale of assets, net of tax	—	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Extraordinary loss on early extinguishment of debt, before tax effect	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—
Interest rate swaps marked to fair value	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	—	35	—	72	—	56	—
Prepaid expenses and other	—	—	—	(62)	(6)	98	—
Due from/to MeriStar Hotels	59	(1)	3	—	—	—	3,278
Accounts payable, accrued expenses and other liabilities	95	19	37	(87)	(26)	(2)	3
Accrued interest	—	—	—	—	—	—	—
Due from subsidiaries	(1,748)	(1,203)	(670)	(3,315)	1,900	(2,213)	(4,283)
Income taxes payable	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	186	155	48	169	1,785	288	(978)

Cash flows from investing activities:
Investment in hotel properties, net	(186)	(155)	(48)	(169)	(1,785)	(288)	978
Proceeds from disposition of assets	—	—	—	—	—	—	—
Hotel operating cash received in connection with lease conversions
Note receivable to MeriStar Hotels	—	—	—	—	—	—	—
Change in restricted cash	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(186)	(155)	(48)	(169)	(1,785)	(288)	978

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	—	—	—
Proceeds from issuances of mortgages and notes payable	—	—	—	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—	—	—	—
Repurchase of units	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—
Distributions paid to partners	—	—	—	—	—	—	—

Net cash used in financing activities	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the nine months ended Sept 30, 2001
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	4G, L.P.	3B, LLC	5G, L.P.	5P, LLC	5J, LLC	5Q, LLC	5A, LLC

Cash flows from operating activities:
Net income (loss)	1,276	78	4,227	478	6,172	1,920	580
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	643	661	4,620	—	2,522	307	1,248
Equity in earnings
Loss on sale of assets, net of tax	—	—	—	—	—	—	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—	—
Extraordinary loss on early extinguishment of debt, before tax effect	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—	—
Interest rate swaps marked to fair value	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	67	8	383	(83)	—	—	(87)
Prepaid expenses and other	—	(7)	(14)	—	—	—	(11)
Due from/to MeriStar Hotels	(1)	(1)	(1)	42	2,004	(86)	(1)
Accounts payable, accrued expenses and other liabilities	58	53	892	7	47	(263)	430
Accrued interest	—	—	—	—	—	—	—
Due from subsidiaries	(1,801)	(660)	(9,699)	(444)	(9,253)	(1,500)	(1,535)
Income taxes payable	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	242	132	408	—	1,492	378	624

Cash flows from investing activities:
Investment in hotel properties, net	(242)	(132)	(408)	—	(1,492)	(378)	(624)
Proceeds from disposition of assets	—	—	—	—	—	—	—
Hotel operating cash received in connection with lease conversions
Note receivable to MeriStar Hotels	—	—	—	—	—	—	—
Change in restricted cash	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(242)	(132)	(408)	—	(1,492)	(378)	(624)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	—	—	—
Proceeds from issuances of mortgages and notes payable	—	—	—	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—	—	—	—
Repurchase of units	—	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—	—
Distributions paid to partners	—	—	—	—	—	—	—

Net cash used in financing activities	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P. Condensed Consolidated
Statement of Cash Flows For the nine months ended Sept 30, 2001
(in thousands)

			MeriStar
	MeriStar Sub	MeriStar	Hotel Lessee,		Total
	8D, LLC	4J, LLC	Inc.	Eliminations	Consolidated

Cash flows from operating activities:
Net income (loss)	1,516	929	(1,726)	(116,073)	22,352
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	934	943	161	—	86,639
Equity in earnings				116,073	—
Loss on sale of assets, net of tax	—	—	—	—	2,176
Write down of investment in STS Hotel Net	—	—	—	—	2,112
Extraordinary loss on early extinguishment of debt, before tax effect	—	—	—	—	1,243
Minority interests	—	—	—	—	(16)
Amortization of unearned stock based compensation	—	—	—	—	2,628
Interest rate swaps marked to fair value	—	—	—	—	—
Deferred income taxes	—	—	—	—	(359)
Changes in operating assets and liabilities:
Accounts receivable, net	119	40	10,054	—	11,256
Prepaid expenses and other	8	—	(45)	—	(6,135)
Due from/to MeriStar Hotels	—	—	(1,845)	—	9,152
Accounts payable, accrued expenses and other liabilities	(30)	(105)	(8,769)	—	(18,035)
Accrued interest	—	—	32	—	3,080
Due from subsidiaries	(2,493)	(1,370)	21,143	—	—
Income taxes payable	—	—	—	—	233

Net cash provided by (used in) operating activities	54	437	19,005	—	116,326

Cash flows from investing activities:
Investment in hotel properties, net	(54)	(437)	(720)	—	(31,066)
Proceeds from disposition of assets	—	—	—	—	9,715
Hotel operating cash received in connection with lease conversions			3,257		3,257
Note receivable to MeriStar Hotels	—	—	—	—	(36,000)
Change in restricted cash	—	—	—	—	(2,741)

Net cash provided by (used in) investing activities	(54)	(437)	2,537	—	(56,835)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	(11,072)
Proceeds from issuances of mortgages and notes payable	—	—	—	—	684,710
Principal payments on mortgages and notes payable	—	—	—	—	(608,149)
Repurchase of units	—	—	—	—	(4,028)
Contributions from partners	—	—	—	—	2,157
Distributions paid to partners	—	—	—	—	(75,950)

Net cash used in financing activities	—	—	—	—	(12,332)

Effect of exchange rate changes on cash	—	—	—	—	245

Net change in cash	—	—	21,542	—	47,404
Cash and cash equivalents, beginning of period	—	—	—	—	242

Cash and cash equivalents, end of period	—	—	21,542	—	47,646